UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

CLARIVATE PLC

(Name of Registrant as Specified In Its Charter)
n/a

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Clarivate 2024 Proxy Statement
Dear Fellow
Shareholder:
Clarivate Plc 2024 Annual General Meeting of Shareholders will be held at 1:00 p.m. BST/8:00 a.m. EDT on Tuesday, May 7, 2024, at the Clarivate Corporate Headquarters located at 70 St. Mary Axe, London EC3A 8BE, United Kingdom.
The attached Notice of the 2024 Annual General Meeting of Shareholders and Proxy Statement provide important information about the meeting and will serve as your guide to the business to be conducted at the meeting. Your vote is very important to us. We urge you to read the accompanying materials regarding the matters to be voted on at the meeting and submit your voting instructions by proxy. The Board of Directors recommends that you vote “FOR” each Director nominee included in Proposal 1 and “FOR” Proposals 2 and 3 as listed in the attached notice.
All shareholders of record of our ordinary shares at the close of business on March 8, 2024, the Record Date, are entitled to notice of and to vote at the Annual General Meeting of Shareholders, or any continuation, postponement or adjournment thereof.
If you have requested or received a paper copy of the proxy materials, you can vote by marking, signing, dating and returning the proxy card sent to you in the envelope accompanying the Proxy Materials. You may also submit your proxy by following the instructions for internet voting provided on the Proxy Card, or by sending a scanned PDF version of the original by email to AGM2024@clarivate.com.
Thank you for your continued support of Clarivate.
Sincerely,
Jonathan Gear
Chief Executive Officer
March 25, 2024

Clarivate 2024 Proxy Statement
Notice of Annual General Meeting of Shareholders
Date Tuesday, May 7, 2024	Place 70 St. Mary Axe London EC3A 8BE, United Kingdom
Time 1:00 p.m. BST/8:00 a.m. EDT	Record Date March 8, 2024
Availability of Materials The Proxy Statement and our Annual Report for the fiscal year ended December 31, 2023 are available at http://ir.clarivate.com.

Webcast Attendees (Listen Only)
https://bit.ly/Clarivate_2024_AGM
or
https://teams.microsoft.com/l/meetup-
join/19%3ameeting_ZTM0YzY3MzYtYjY2Mi00ZGJkLWE3YTktMTIyODdlYzg4MDE0%40thread.v2/0?
context=%7B%22Tid%22%3A%22127fa96e-00b4-429e-95f9-72c2828437a4%22%2C%22Oid%22%
3A%223dabab15-2607-483d-be4b-0921b13a7368%22%2C%22IsBroadcastMeeting%22%3Atrue%
2C%22role%22%3A%22a%22%7D&btype=a&role=a

You may cast your vote in one of the following ways:
Internet	Online at www.proxyvote.com
QR Code	Scan this QR code (note: additional software may be required)
Email	Scan a pdf copy of the original voted proxy card and submit via email to AGM2024@clarivate.com
Mail	Mail your completed and signed proxy card in the postage-paid envelope provided to Vote Processing, c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717
In Person	Vote in person at the Annual General Meeting (see How You Can Vote below for further information)
Items of Business
1.
Election of 12 director nominees to serve until the next annual general meeting of shareholders or until their respective successors are duly elected and qualified.

2.
Approve, on an advisory, non-binding basis, the compensation of our named executive officers.

3.
Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants.

4.
To transact such other business, if any, as may properly come before the Annual General Meeting or any continuation, postponement or adjournment thereof.

Clarivate 2024 Proxy Statement
The Board of Directors recommends you vote “FOR” each director nominee included in Proposal 1 and “FOR” each of the other proposals. The full text of these proposals is set forth in the accompanying proxy statement. Registered shareholders of the Company as of the close of business on the Record Date are eligible to vote at the meeting.
Text of Proposed Resolutions

Proposal 1
RESOLVED, that each of Andrew Snyder, Jonathan Gear, Valeria Alberola, Michael Angelakis, Jane Okun Bomba, Usama N. Cortas, Adam T. Levyn, Anthony Munk, Wendell Pritchett, Richard W. Roedel and Saurabh Saha be re-elected to serve as a director of the Company, and that Suzanne Heywood be elected to serve as a director of the Company, until the 2025 Annual General Meeting, or until his or her successor is duly elected and qualified, and further
RESOLVED, that in the event that any of the above nominees should become unavailable prior to the Annual General Meeting, proxies in the enclosed form will be voted for a substitute nominee or nominees designated by the Board, or the Board may reduce the number of directors to constitute the entire Board, at its discretion.

Proposal 2	RESOLVED, that the shareholders of the Company hereby approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement.
Proposal 3
RESOLVED, that the shareholders of the Company hereby ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year 2024 on a non-binding and advisory basis.

Any shareholder who is entitled to vote at the Annual General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder.
For ten days prior to the Annual General Meeting, a complete list of shareholders entitled to vote at the Annual General Meeting will be available for shareholders to review for purposes relevant to the meeting. To arrange to review that list, contact Clarivate Plc, Attention: Secretary, 70 St. Mary Axe, London EC3A 8BE, United Kingdom.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON MAY 7, 2024: The Proxy Statement and our Annual Report are available at http://ir.clarivate.com.
To receive a copy of the Proxy Statement and our Annual Report free of charge by mail, please send a request to Clarivate Plc, Attention: Secretary, 70 St. Mary Axe, London EC3A 8BE, United Kingdom or call +44 207 4334000.
We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed Proxy Card by mail or by email, or by following the instructions for internet voting provided on the Proxy Card, or, if you hold your shares in the name of a bank or broker, by following the instructions you receive from your bank or broker. Casting a vote by proxy will not limit your rights to vote at the Annual General Meeting.
By order of the Board of Directors,
Melanie D. Margolin
Secretary
March 25, 2024

Clarivate 2024 Proxy Statement
This proxy statement (this “Proxy Statement”) and our annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report” and, together with this Proxy Statement, the “Proxy Materials”) are being furnished to you by and on behalf of the Board of Directors of Clarivate Plc (the “Board”) in connection with our 2024 annual general meeting of shareholders (the “Annual General Meeting”). As used herein, the terms “Company”, “Clarivate”, “we”, “us” or “our” refer to Clarivate Plc and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. This Proxy Statement and Annual Report are first being distributed or made available on or about March 25, 2024.

i

Clarivate 2024 Proxy Statement
INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Clarivate Plc, a company limited by shares incorporated under the laws of Jersey, Channel Islands, of proxies for the 2024 Annual General Meeting of Shareholders and any continuation, adjournment or postponement thereof.
You received the Proxy Materials because you are a shareholder of record as of the close of business on March 8, 2024 (the “Record Date”). If you have not received, but would like to receive, a copy of the Proxy Materials in paper format, please follow the instructions for requesting such materials contained in the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”).
Date, Time and Location of the Annual General Meeting
The Annual General Meeting will be held on Tuesday, May 7, 2024 at 1:00 p.m. BST/8:00 a.m. EDT at the Clarivate Corporate Headquarters, 70 St. Mary Axe, London EC3A 8BE, United Kingdom.
Shareholders may also listen to the Annual General Meeting through our webcast via the event address set forth below.
Event address for webcast attendees:
https://bit.ly/Clarivate_2024_AGM
or
https://teams.microsoft.com/l/meetup-join/19%3ameeting_ZTM0YzY3MzYtYjY2Mi00ZGJkLWE3YTkt
MTIyODdlYzg4MDE0%40thread.v2/0?context=%7B%22Tid%22%3A%22127fa96e-00b4-429e-95f9-72
c2828437a4%22%2C%22Oid%22%3A%223dabab15-2607-483d-be4b-0921b13a7368%22%2C%22
IsBroadcastMeeting%22%3Atrue%2C%22role%22%3A%22a%22%7D&btype=a&role=a
Purpose of the Annual General Meeting
The purpose of the Annual General Meeting is to vote on the following items described in this Proxy Statement:
✔	Proposal 1:	Election of Director Nominees;
✔	Proposal 2:	Advisory Approval of Executive Compensation; and
✔	Proposal 3:	Ratification of Appointment of Independent Registered Public Accountants.
With respect to each of Proposal 1 (election of directors), Proposal 2 (advisory approval of executive compensation or “say on pay”) and Proposal 3 (ratification of appointment of independent registered public accountants), the proposal will be passed, if approved, by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.
Please note that under New York Stock Exchange (“NYSE”) rules, brokers may not vote your shares on certain “non-routine” matters without your voting instructions. Accordingly, if you do not provide your broker or other nominee with instructions on how to vote your shares, this will be considered a “broker non-vote” and your broker or nominee will not be permitted to vote those shares on Proposal 1 (election of directors) or Proposal 2 (say on pay). Your broker or nominee will be entitled to cast votes on Proposal 3 (ratification of appointment of independent registered public accountants).
We encourage you to provide instructions to your broker regarding the voting of your shares. Please note that “vote cast” means a vote “FOR” or “AGAINST” a proposal. An abstention, or “ABSTAIN” vote, is not a “vote cast” and will not factor into whether a proposal is passed.

Clarivate 2024 Proxy Statement
Who Can Vote
Only shareholders who owned our ordinary shares at the close of business on the Record Date can vote at the Annual General Meeting. Each holder of our ordinary shares is entitled to one vote for each share held as of the Record Date. As of the close of business on the Record Date, we had 668,143,386 issued and outstanding ordinary shares, each of which entitles the holder to one vote.
There is no cumulative voting in the election of directors.
How You Can Vote
Registered shareholders (that is, shareholders who hold shares in their own name) can vote in any of the following ways:
Via the Internet:
Go to www.proxyvote.com to vote via the Internet using the 16-digit control number you were provided on your proxy card or Notice of Internet Availability. You will need to follow the instructions on the website.
You must register your vote over the internet no later than 11:59 p.m. Eastern time on May 3, 2024.

By QR code:
Scan the QR code located on your proxy card or Notice of Internet Availability to access www.proxyvote.com and vote your shares online. Additional software may be required for scanning.
You must register your vote online no later than 11:59 p.m. Eastern time on May 3, 2024.

By email:
A scanned PDF copy of your original completed and signed proxy card may be sent via email to AGM2024@clarivate.com.
A proxy card sent to us by email must be received no later than 11:59 p.m. Eastern time on May 3, 2024.

By mail:
If you received a paper copy in the mail of the Proxy Materials and a proxy card, you may mark, sign, date and return your proxy card in the enclosed postage-paid envelope.
Please mail your proxy card in the enclosed pre-paid return envelope no later than April 19, 2024 in order for us to receive your proxy card by the May 3, 2024 deadline.

In person	Registered shareholders may vote in person at the Annual General Meeting.
Voting by Proxy
You may vote your shares at the Annual General Meeting by proxy. Shareholders of record may appoint a proxy by signing, dating, and returning the proxy card in the enclosed postage-paid return envelope or by email, or by following the instructions for internet voting provided on the proxy card. Carefully review and follow the instructions on the enclosed proxy card. The shares represented will be voted in accordance with the directions in the proxy card.
A form of proxy different from the proxy card may be submitted to the Company in the manner contemplated by the Company’s Articles of Association.
Proxies must be received by the deadlines set forth in the above table.
Beneficial owners, (that is, shareholders whose shares are held in the name of a bank, broker or other holder of record-sometimes referred to as holding shares in “street name”) will receive voting instructions from the holder of record. You must follow the instructions of such bank, broker or other holder of record in order for your shares to be voted.

Clarivate 2024 Proxy Statement
If you are a beneficial owner and wish to vote in person, please advise the holder of record that you wish to attend the Annual General Meeting. The holder of record will provide you with evidence of ownership that will be required for admission to the Annual General Meeting.
We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card by mail or by email, or by following the instructions for internet voting provided on the proxy card, or, if you hold your shares in the name of a bank, broker or other holder of record, by following their instructions. Casting a vote by proxy will not limit your rights to vote at the Annual General Meeting.
Appointment of Proxy Holders
The Company’s Board of Directors asks you to appoint the following individuals as your proxy holders to vote your shares at the 2024 Annual General Meeting of Shareholders:
Andrew Snyder
Non-Executive Chair
Jonathan Gear
Chief Executive Officer
Jonathan Collins
Executive Vice President and Chief Financial Officer
Melanie D. Margolin
Chief Legal Officer
You may make this appointment by using one of the methods described above. If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by the Board at the time this Proxy Statement was printed and that, under our Articles of Association, may be properly presented for action at the Annual General Meeting.
If you do not wish to appoint Messrs. Snyder, Gear, and Collins and Ms. Margolin as your proxies, you need not do so. Any shareholder who is entitled to vote at the Annual General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder. Any such appointment must be submitted to the Company in accordance with its Articles of Association.
Revocation of Proxies
Shareholders can revoke their proxies at any time before they are exercised in any of the following ways:
•
by voting in person at the Annual General Meeting;

•
by submitting written notice of revocation to the Secretary prior to 11:59 p.m. Eastern time on May 3, 2024; or

•
by submitting another proxy — properly executed and delivered — on a later date, but prior to 11:59 p.m. Eastern time on May 3, 2024.

Quorum
A quorum, which is shareholders holding in aggregate not less than a simple majority of all issued and outstanding ordinary shares present in person or by proxy and entitled to vote (provided there are present in person at least two shareholders entitled to vote), must be present to hold the Annual General Meeting. A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders. If you indicate an abstention as your voting preference, your shares will be counted toward a quorum, but they will not be voted on any given proposal. “Broker non-votes” (see

Clarivate 2024 Proxy Statement
“Required Vote” below) will be counted as ordinary shares that are present for the purpose of determining the presence of a quorum but will have no effect with respect to any matter for which a broker does not have authority to vote.
Required Vote
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted. We encourage you to provide instructions to your broker regarding the voting of your shares.
Proposal	Vote required	Voting options	Impact of “abstain” or broker non- votes	Broker discretionary voting allowed
Proposal 1 Election of Directors	a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal 2 Advisory approval of executive compensation or “say on pay”	a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal 3 Ratification of appointment of independent registered public accountants	a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

(1)
A vote marked as an “Abstention” or a broker non-vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(3)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

Clarivate 2024 Proxy Statement
Shareholders Who Share an Address (Householding)
Two or more Clarivate shareholders who share an address may receive only one copy of the Proxy Materials, unless the shareholder gives instructions to the contrary. We will deliver promptly a separate copy of the Proxy Materials to any Clarivate shareholder who resides at a shared address and to which a single copy of the documents was delivered if the shareholder makes a request by contacting the Secretary at:
Clarivate Plc
70 St. Mary Axe
London EC3A 8BE
United Kingdom
(or by telephone: +44 207 4334000)
Two or more Clarivate shareholders who share an address and who receive multiple copies of the Proxy Materials may contact their bank, broker or other holder of record and request to receive a single copy of the Proxy Materials at that address in the future.
Solicitation of Proxies
We pay the cost of printing and mailing the Notice of Annual General Meeting, the Annual Report, and all proxy and voting materials. We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation for a fee of $10,500, plus reasonable expenses. Our directors, officers and other employees may participate in the solicitation of proxies by personal interview, telephone, or email. No additional compensation will be paid to our directors, officers or other employees for solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our ordinary shares.
Forward-Looking Statements
This proxy statement includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements,” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts.
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our Annual Report, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). We will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Clarivate 2024 Proxy Statement
Important Reminder
Please promptly vote and submit your proxy by mail or email, or by following the instructions for internet voting provided on the proxy card, or if you hold your shares through a bank or broker, as instructed by your bank or broker.
To appoint a proxy, you may sign, date, and return the enclosed proxy card in the postage-paid return envelope, or email it to AGM2024@clarivate.com or follow the instructions for internet voting provided on the Proxy Card. We must receive your Proxy Card or internet voting instructions by 11:59 p.m. Eastern time on May 3, 2024. If mailing, please mail your proxy card no later than April 19, 2024.

Clarivate 2024 Proxy Statement
PROPOSAL 1:   ELECTION OF DIRECTORS
Directors and Nominees
Pursuant to the Company’s Articles of Association, as of the date of this Proxy Statement, the Board has determined that it be composed of 12 directors. Directors elected at the Annual General Meeting will hold office until the Annual General Meeting in 2025, or until their respective successors have been duly elected and qualified.
Each director nominee set forth below has consented to being named in this Proxy Statement as a nominee for election as director and has agreed to serve as a director, if elected. The Nominating and Governance Committee reviewed the performance and qualifications of the director nominees listed below and recommended to the Board, and the Board approved, that each be recommended to shareholders for appointment to serve for a one-year term. If any of the nominees becomes unavailable prior to the Annual General Meeting, proxies in the enclosed form will be voted for a substitute nominee or nominees designated by the Board, or the Board may reduce the number of directors to constitute the entire Board, in its discretion. Usama N. Cortas and Adam T. Levyn have been nominated pursuant to the Company’s obligations under the Investor Rights Agreement dated October 1, 2020, entered into in connection with the Company’s acquisition of CPA Global.
2024 Nominees for Director
For more information about each director nominee, our continuing directors, and the operation of our Board, see “Corporate Governance and Board of Directors — Business Experience and Qualification of Board Members” below.
Name and Principal Occupation	Age*	Director Since	Independent	AC	HRCC	NGC	RSC
Andrew Snyder Chief Executive Officer, Cambridge Information Group	53	2021	✔			M
Jonathan Gear Chief Executive Officer, Clarivate Plc	53	2022
Valeria Alberola Chief Executive Officer, ZOMALAB	52	2021	✔	M,F	M
Michael Angelakis Chairman and Chief Executive Officer, Atairos	59	2021	✔			M
Jane Okun Bomba President, Saddle Ridge Consulting	61	2020	✔		C
Usama N. Cortas Partner, Leonard Green & Partners, L.P.	46	2020	✔		M	M
Suzanne Heywood Chief Operating Officer, Exor N.V.	55	—	✔
Adam T. Levyn Partner, Leonard Green & Partners, L.P.	40	2020	✔				M
Anthony Munk Vice Chairman, Onex Corporation	63	2019	✔	M,F

Clarivate 2024 Proxy Statement
Name and Principal Occupation	Age*	Director Since	Independent	AC	HRCC	NGC	RSC
Wendell Pritchett Riepe Presidential Professor of Law and Education, University of Pennsylvania	59	2022	✔			C	M
Richard W. Roedel Retired CEO and Chairman, BDO Seidman LLP	74	2020	✔	C,F			C
Saurabh Saha Chief Executive Officer, Centessa Pharmaceuticals	47	2023	✔		M		M

*
Age and Committee memberships are as of March 25, 2024.

Member	Chair	AC Financial Expert
M	C	F

AC:
Audit Committee

HRCC:
Human Resources and Compensation Committee

NGC:
Nominating and Governance Committee

RSC:
Risk and Sustainability Committee

The text of the resolutions in respect of Proposal 1 is as follows:
“RESOLVED, that each of Andrew Snyder, Jonathan Gear, Valeria Alberola, Michael Angelakis, Jane Okun Bomba, Usama N. Cortas, Adam T. Levyn, Anthony Munk, Wendell Pritchett, Richard W. Roedel and Saurabh Saha be re-elected to serve as director of the Company, and that Suzanne Heywood be elected to serve as a director of the Company, until the 2025 Annual General Meeting, or until his or her successor is duly elected and qualified, and further
RESOLVED, that in the event that any of the above nominees should become unavailable prior to the Annual General Meeting, proxies in the enclosed form will be voted for a substitute nominee or nominees designated by the Board, or the Board may reduce the number of directors to constitute the entire Board, in its discretion.”
The Board unanimously recommends that you vote “FOR” the election of each of the director nominees listed above.
A director will be re-elected or elected if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Clarivate 2024 Proxy Statement
PROPOSAL 2:   ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the related rules of the SEC, our shareholders have an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers (sometimes referred to herein as “NEOs”) as disclosed under the headings “Compensation Discussion and Analysis” (“CD&A”) and “Executive Compensation Tables” in this Proxy Statement.
As described in detail under CD&A, our executive compensation programs are designed to (i) support our mission, vision and values; (ii) provide appropriate rewards aligned to the achievement of key business objectives and growth in shareholder value; (iii) align executive compensation with key stakeholder interests and support a pay-for-performance culture; (iv) attract, retain and motivate highly qualified executive talent; and (v) be globally consistent and locally competitive. Under these programs, our NEOs are rewarded for the achievement of specific individual and corporate goals, with an emphasis on creating overall shareholder value. Our compensation programs continue to be a key driver of shareholder value creation with a strong emphasis on variable/at-risk compensation as opposed to fixed compensation. Shareholders continue to show strong support of our executive compensation programs, with approximately 95% of the votes cast for approval of our executive compensation proposal at our 2023 annual general meeting of shareholders.
Please read the CD&A for additional details about our executive compensation programs, including information about the fiscal year 2023 compensation of our NEOs. Below are highlights of our program designed to ensure effective oversight of our executive compensation and strong corporate governance.
✓
We have a Human Resources and Compensation Committee (“HRCC”) that is fully composed of independent directors.

✓
The HRCC engages an independent compensation consultant.

✓
We have adopted share ownership guidelines for our executive officers and Board of Directors.

✓
The majority of NEO pay is at risk and dependent upon performance.

✓
The mix of executive officer equity awards includes a performance-based element.

✓
We engage with our shareholders to discuss executive compensation and corporate governance matters.

✓
We have clawback policies that require covered executives to reimburse compensation in specified circumstances.

✓
We do not permit our colleagues to engage in hedging transactions.

✓
We do not permit our colleagues to pledge Company securities to secure margin or other loans.

✓
We do not reprice underwater stock options.

✓
We do not provide excise tax gross-up payments.

✓
We do not have an evergreen provision that automatically adds shares to our equity incentive plan.

✓
We do not provide excessive perquisites.

✓
We do not grant single-trigger equity awards.

The HRCC continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. We are asking our shareholders to indicate their support for our named executive officer compensation program and practices as described in this Proxy Statement. This proposal,

Clarivate 2024 Proxy Statement
commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our shareholders to approve the compensation policies and practices of our NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which includes the CD&A, the Executive Compensation Tables, and related material).
The text of the resolution in respect of Proposal 2 is as follows:
“RESOLVED, that the shareholders of the Company hereby approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement.”

The Board unanimously recommends that you vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission

The proposal will be passed if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Clarivate 2024 Proxy Statement
PROPOSAL 3:   RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board, which is composed entirely of independent directors, has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accountants to audit our books, records, and accounts and those of our subsidiaries for the fiscal year 2024. The Board has endorsed this appointment. Ratification of the selection of PwC by shareholders is not required by law and is being sought on a non-binding and advisory basis. However, as a matter of good corporate practice, such selection is being submitted to the shareholders for ratification at the Annual General Meeting. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain PwC, but may, in their discretion, retain PwC. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interests of Clarivate and its shareholders.
PwC previously audited our consolidated financial statements or those of our predecessor since 2016. Representatives of PwC will be present at the Annual General Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate shareholder questions.
Audit, Audit-Related and Tax Fees (dollar amounts in thousands)
In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2023, we entered into an engagement letter with PwC that sets forth the terms by which PwC performed audit services for us. Aggregate fees for professional services rendered for us by PwC for the fiscal years ended December 31, 2023 and 2022, respectively, were as follows:
(In thousands)	2023	2022
Audit Fees	$8,857	$8,922
Audit-Related Fees	94	—
Tax Fees	—	—
All Other Fees	1	1
Total	$8,952	$8,923
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements, the statutory audit of our subsidiaries, the review of our interim consolidated financial statements, and other services provided in connection with statutory and regulatory filings.
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include employee benefit plan audits, due diligence services related to acquisitions and divestitures, auditing work in proposed transactions, attestation services that are not required by regulation or statute and consultations regarding financial accounting or reporting standards. For 2023, audit-related fees included approximately $94 primarily for services associated with acquisitions and divestitures.
Tax Fees.   Tax fees consist of tax compliance consultants, preparation of tax reports, and other tax services.
All Other Fees.   All other fees for 2023 and 2022 consisted of license fees for utilization of technical databases.

Clarivate 2024 Proxy Statement
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services by PwC. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by PwC and the estimated fees related to these services.
During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accountants. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with rules and regulations of the SEC and the NYSE. The Audit Committee does not delegate its responsibilities to pre-approve services performed by PwC to management or to any individual member of the Audit Committee. Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.
The text of the resolution in respect of Proposal 3 is as follows:
“RESOLVED, that the shareholders of the Company hereby ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year 2024 on a non-binding and advisory basis.”
The Board unanimously recommends that you vote “FOR” the ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accountants
The appointment of PwC is ratified if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy. Unless marked to the contrary, proxies received will be voted “FOR” this Proposal 3 regarding the ratification of PwC as our independent registered public accountants. In the event the appointment of PwC is not ratified, the Audit Committee will review its future selection of our independent registered public accountants.

Clarivate 2024 Proxy Statement
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS
The Board is responsible for providing governance and oversight over the strategy, operations and management of Clarivate. The primary mission of the Board is to represent and protect the interests of our shareholders. The Board oversees our senior management, to whom it has delegated the authority to manage the day-to-day operations of the Company. The Board has adopted Corporate Governance Guidelines, committee charters and a Code of Conduct which, together with our Articles of Association, form the governance framework for the Board and its committees. We believe good governance strengthens the Board and management’s accountability. The Board regularly (and at least annually) reviews its Corporate Governance Guidelines and other corporate governance documents and from time to time revises them when it believes it serves the interests of the Company and its shareholders to do so. The following sections provide an overview of our corporate governance practices, including director independence and other criteria we use in selecting director nominees, our Board leadership structure and the responsibilities of the Board and each of its committees.

Key Corporate Governance Documents
The following materials are accessible through the Investor Relations section of our website at http://ir.clarivate.com:
•
Articles of Association

•
Corporate Governance Guidelines

•
Committee Charters

•
Code of Conduct

Corporate Governance Practices
Clarivate has a history of strong corporate governance. The Company believes good governance is critical to achieving long-term shareholder value. Over the years, our Board has evolved our practices in the interests of our shareholders. The following table summarizes certain highlights of our corporate governance practices and policies:
Our Practices and Policies

•
Annual election of directors

•
100% independent Board committees

•
Active shareholder engagement by our CEO, CFO, and Investor Relations team

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Regular executive sessions, where independent directors meet without management present

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Director overboarding policy limiting service to three other public company boards; no Audit Committee member may simultaneously serve on the audit committee of more than two other public companies; and our CEO and executive officers may only serve on the board of one other public company

•
Board takes active role in succession planning

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11 out of 12 director nominees are independent

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Annual Board and committee self-evaluations are conducted

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Active Board oversight of strategy, risk management and environmental, social and governance (“ESG”) matters

•
Robust director selection process resulting in a diverse and global Board in terms of gender, race, ethnicity, experience, perspectives, skills and tenure

Clarivate 2024 Proxy Statement
Board Leadership Structure
The Board believes strongly in the value of an independent board of directors to provide effective oversight of management. Of our 11 current Board members, 10 are independent and the Board has also determined that director nominee Suzanne Heywood would be independent if elected to the Board. This includes all members of the Audit Committee, the Human Resources and Compensation Committee, the Nominating and Governance Committee and the Risk and Sustainability Committee. The independent members of the Board meet regularly without management, which meetings are chaired by the Board Chair, whose role is described further below.
The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Board Chair and Chief Executive Officer (“CEO”) in any way that it deems to be in the best interests of the Company. Currently, the positions of Board Chair and CEO are separate, and Andrew Snyder, our Board Chair, is an independent director. The Board Chair oversees the planning of the annual Board calendar, and, in consultation with the CEO, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. The Board Chair also presides at executive sessions, serves as a liaison between the CEO and the independent directors, sees that directors receive appropriate and timely information, assists the committee chairs in preparing agendas for the respective committee meetings, chairs the annual general meetings of shareholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in the Company’s Corporate Governance Guidelines (available at http://ir.clarivate.com) or as requested by the Board from time to time. Board members are encouraged to suggest the inclusion of additional items on an agenda, and any director may request that an item be placed on an agenda. The Board Chair is responsible for creating and maintaining an effective working relationship with the members of management and the Board and encouraging dialogue between all directors and management.
Each of the Company’s directors, other than Mr. Gear, are independent (see “Independence of Directors” below). The Board believes that the independent directors, including its Non-Executive Board Chair, Mr. Snyder, provide effective oversight of management.
The Role of the Board of Directors in Risk Oversight
We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities.
Management at Clarivate is responsible for day-to-day risk management activities. The Company has formed a risk management committee to supervise these day-to-day risk management efforts, including identifying potential material risks and appropriate and reasonable risk mitigation efforts. The Board of Directors, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, we have implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase shareholder value. Each of the Board’s four committees — Audit, Human Resources and Compensation, Nominating and Governance and Risk and Sustainability — has a role in assisting the Board in its oversight of the Company’s risk management, as set forth in the relevant committee charters.
The Board’s Risk and Sustainability Committee brings additional Board-level focus to the oversight of the Company’s management of key risks, as well as the Company’s policies and processes for monitoring and mitigating such risks. The Risk and Sustainability Committee meets not less frequently than quarterly. The Chair of the Risk and Sustainability Committee gives regular reports of the Risk and Sustainability Committee’s meetings and activities to the Audit Committee in order to keep the Audit Committee informed of the Company’s guidelines, policies and practices with respect to risk assessment and risk management; and each committee reports regularly to the full Board of Directors on its activities.
In addition, the Board of Directors participates in regular discussions among the Board and with senior management on many core subjects, including strategy, operations, finance, information technology and cybersecurity, human resources, legal and public policy matters, and any other subjects regarding which the Board or its committees consider risk oversight an inherent element. The Board of Directors believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s

Clarivate 2024 Proxy Statement
oversight of risk management because it allows the Board, with leadership from the independent Board Chair and working through its independent committees, to participate actively in the oversight of management’s actions.
Director Nominee Biographies
Andrew Snyder Director since 2021 Independent Non-Executive Board Chair Age: 53 Nominating and Governance Committee (Member)
Specific expertise: Mr. Snyder was selected to serve on the Board of Directors due to his strong leadership skills and proven track record driving financial growth and product development.

Andy Snyder has been a member of our Board since December 2021 and our non-executive Board Chair since October 2022. He is also currently CEO of Cambridge Information Group (“CIG”), a family-owned investment firm. Mr. Snyder has built and managed the CIG portfolio since 2003, which today has a primary focus on education, technology and information services companies. From 2003 to 2021, Mr. Snyder was responsible for building ProQuest from a legacy company (CSA) of 190 employees to one of the leading providers of information and software solutions to the global academic and research community with nearly 3,000 professionals. CIG sold ProQuest to Clarivate in December 2021. Prior to joining CIG, Mr. Snyder spent seven years at the Goldman Sachs Group where he focused on traditional media, technology and services investing for the firm’s private equity fund. He also spent one year as the Assistant to the Chairman and CEO of Goldman Sachs. Mr. Snyder graduated cum laude from the Wharton School at the University of Pennsylvania, and earned a J.D. from Georgetown University Law Center, where he graduated magna cum laude.
In addition to Clarivate, Mr. Snyder currently serves on the New York-Presbyterian Board of Trustees and the Board of Advisors of Penn Libraries. He formerly served on the boards of Shining Hope for Communities, Blucora, Inc., and The Browning School.

Jonathan Gear Director since 2022 Chief Executive Officer Age: 53
Specific expertise: Mr. Gear was selected to serve on the Board of Directors due to his knowledge of the Company’s operations, strategy and customers as well as his experience as a seasoned technology executive.

Jonathan Gear has served as our Chief Executive Officer since September 1, 2022 and a member of our board of directors since July 2022. He joined Clarivate as CEO-elect in July 2022. Mr. Gear most recently served as Chief Financial Officer of IHS Markit Ltd. (“IHS Markit”), a position he held from February 2020 through February 2022, at which time IHS Markit completed its merger with S&P Global Inc. Prior to that, Mr. Gear served as Executive Vice President and President of the Resources, Transportation and CMS segments at IHS Markit since July 2016. Earlier, he served in multiple leadership roles across IHS Inc. (“IHS”). Prior to joining IHS in 2005, Mr. Gear held leadership positions at Activant Solutions Inc., smarterwork.com and Booz Allen Hamilton. He holds a BA in Political Economics from the University of California-Berkeley and an MBA from Stanford University.

Clarivate 2024 Proxy Statement
Valeria Alberola Director since 2021 Independent Age: 52 Audit Committee (Member) Human Resources and Compensation Committee (Member)
Specific expertise: Ms. Alberola was selected to serve on the Board of Directors due to her significant global experience in corporate finance, mergers and acquisitions, and operations.

Valeria Alberola has been a member of our Board since May 2021. Ms. Alberola serves as the Chief Executive Officer of ZOMALAB and brings over 25 years of global experience in corporate finance, investment banking, sustainable investments, operations and strategic management consulting. Prior to joining ZOMALAB, she was the CFO of Bridge Education Group, a global education company, where she helped scale the organization to 10 locations in the U.S. and Latin America to serve over 3,000 students annually. Previously, she was a partner at Q Advisors, a San Francisco and Denver-based investment banking firm, where she executed private and public transactions, including mergers and acquisitions and debt and equity financings for technology and telecommunications clients globally. Prior to Q Advisors, Ms. Alberola was the Director of Business Development for VeloCom, a global telecommunications company, where she was involved in acquisition and capital raising activities. She was also a strategic management consultant with McKinsey & Company in Santiago, Chile, and an equity analyst with Citigroup in São Paulo, Brazil. Ms. Alberola received a B.S. in Economics and Business Administration from the Pontificia Universidad Católica de Chile and an M.B.A. from the Kellogg School of Management at Northwestern University, where she was a Fulbright scholar.
Ms. Alberola is a founding board member of Endeavor Colorado and a partner of Colorado Thrives, a coalition of CEOs from some of Colorado’s largest companies.

Michael Angelakis Director since 2021 Independent Age: 59 Nominating and Governance Committee (Member)
Specific expertise: Mr. Angelakis was selected to serve on the Board of Directors due to his significant experience in a variety of strategic financing transactions and investments in business and information services companies.

Michael Angelakis has been a member of our Board since December 2021 and is the Chairman and Chief Executive Officer of Atairos. He also serves as a Senior Advisor to the Executive Management Committee of Comcast Corporation. Prior to founding Atairos, he served as Comcast’s Vice Chairman and Chief Financial Officer. In those roles, Mr. Angelakis was responsible for many strategic, financial, administrative and other areas within Comcast. During his tenure at Comcast, Mr. Angelakis was recognized by Institutional Investor magazine as one of “America’s Best Chief Financial Officers” six out of eight years. Prior to joining Comcast, Mr. Angelakis served as a Managing Director and a member of the Management and Investment Committees of Providence Equity Partners, one of the leading private equity firms investing in technology, media and communications companies around the world. Before joining Providence, Mr. Angelakis was Chief Executive Officer of State Cable TV Corporation and Aurora Telecommunications. He also served as Vice President at Manufacturers Hanover Trust Company in New York, where he oversaw one of the institution’s media and communications portfolios. Additionally, Mr. Angelakis spent several years in London developing Manufacturers Hanover’s merchant banking activities throughout Western Europe. He is a graduate of Babson College and the Owner/President Management Program at the Harvard Business School.
He is a member of the Board of Directors of ExxonMobil, Bowlero Corporation and TriNet Group, which are publicly listed companies. Previously, Mr. Angelakis was the Chairman of the Board for the Federal Reserve Bank of Philadelphia, a member of the Board of Directors of Duke Energy, Hewlett Packard Enterprises, Learfield College and Groupon Corporation, as well as a trustee of Babson College.

Clarivate 2024 Proxy Statement
Jane Okun Bomba Director since 2020 Independent Age: 61 Human Resources and Compensation Committee (Chair)
Specific expertise: Ms. Okun Bomba was selected to serve on the Board of Directors due to her significant experience in human resources, finance, sustainability/ESG and investor relations.

Jane Okun Bomba has been a member of our Board since May 2020. Ms. Okun Bomba also serves on the board of directors of Brightview Holdings, Inc. since April 2019 and previously served on the board of directors of Service Source International. Ms. Okun Bomba has served as President of Saddle Ridge Consulting since January 2018 and advises on a range of strategic issues, including investor relations, corporate perception and governance, transaction integration, human resources and ESG. Previously, from 2004 to 2017, Ms. Okun Bomba was an executive at IHS Markit Ltd (previously IHS Inc.), most recently as Executive Vice President, Chief Administrative Officer, where she led 450 people in corporate functions including HR, Marketing, Communications, Sustainability and Investor Relations. Prior to IHS, she was a partner at Genesis, Inc. and headed investor relations at Velocom, MediaOne Group, and Northwest Airlines. She held various management positions in corporate finance at Northwest Airlines and American Airlines and was a CPA at PriceWaterhouse. Ms. Okun Bomba holds both a BGS and an MBA from the University of Michigan at Ann Arbor. She completed graduate studies at the Stockholm School of Economics, and board director education in the Women’s Director Development Program at the Kellogg School of Management, Northwestern University and the Directors’ Consortium.
Ms. Okun Bomba is a member of the International Women’s Forum and the University of Michigan, Ross School of Business Advisory Board.

Usama N. Cortas Director since 2020 Independent Age: 46 Human Resources and Compensation Committee (Member) Nominating and Governance Committee (Member)
Specific expertise: Mr. Cortas was selected to serve on the Board of Directors due to his extensive experience in finance and in the Intellectual Property information services sector.

Usama Cortas has been a member of our Board since October 2020 and is currently a Partner with Leonard Green & Partners, L.P. (“LGP”). Prior to joining LGP in 2003, Mr. Cortas worked in the Investment Banking Division of Morgan Stanley in their New York office from 2000 to 2003. He earned a Bachelor of Arts degree in Economics-Political Science from Columbia University.

Clarivate 2024 Proxy Statement
Suzanne Heywood Independent Age: 55
Specific expertise: Lady Heywood was selected to serve on the Board of Directors due to her extensive global experience in finance and strategic matters.

Suzanne Heywood was nominated by the Board to stand for election at the Annual General Meeting. Lady Heywood currently serves as the Chief Operating Officer of Exor N.V, a global holding company listed in the Netherlands. She has held this position since November 2022 after previously serving as Managing Director of Exor N.V. from 2016. Prior to Exor, she was a partner at McKinsey & Company, co-leading their global service line on organization design and working on strategic issues with clients across different sectors. She has published a book, “Reorg,” and multiple articles on these topics. Prior to McKinsey, Lady Heywood worked for the U.K. Government, including as Private Secretary to the Financial Secretary of the U.K. Treasury. She holds a B.A. in science from Oxford University and Ph.D. from Cambridge University. Prior to that she was self-educated, growing up sailing around the world on the yacht ‘Wavewalker’.
Lady Heywood currently serves as Chair of the Boards of CNHi Industrial N.V. and of Iveco Group N.V.

Adam T. Levyn Director since 2020 Independent Age: 40 Risk and Sustainability Committee (Member)
Specific expertise: Mr. Levyn was selected to serve on the Board of Directors due to his extensive experience in finance and investments.

Adam Levyn has been a member of our Board since October 2020 and is currently a Partner with LGP. Prior to joining LGP in 2011, Mr. Levyn worked in private equity at Kohlberg Kravis Roberts & Co. in their New York office from 2007 to 2009 and in the Global Industrials Group of Bear, Stearns & Co. Inc. in their New York office from 2005 to 2007. He earned a Bachelor of Arts degree in Economics from Princeton University and an M.B.A. from Harvard Business School.

Anthony Munk Director since 2019 Independent Age: 63 Audit Committee (Member)
Specific expertise: Mr. Munk was selected to serve on the Board of Directors due to his significant experience in a variety of strategic and financing transactions.

Anthony Munk has been a member of the Company’s Board since May 2019. He served as our Lead Independent Director from May 2020 to October 2022. Mr. Munk is Vice Chairman of Onex Corporation, which he joined in 1988, and is Chair of Onex Partners’ Private Equity Investment Committee. Prior to joining Onex, Mr. Munk was a Vice President with First Boston Corporation in London, England and an Analyst with Guardian Capital in Toronto. Mr. Munk holds a B.A. (Honors) in Economics from Queen’s University.
Mr. Munk currently also serves on the public company board of Emerald Holdings, Inc. Mr. Munk previously served on the public company boards of Jeld-Wen, Barrick Gold, RSI Home Products, and Cineplex Inc.

Clarivate 2024 Proxy Statement
Wendell Pritchett, Ph.D. Director since 2022 Independent Age: 59 Nominating and Governance Committee (Chair) Risk and Sustainability Committee (Member)
Specific expertise: Dr. Pritchett was selected to serve on the Board of Directors due to his deep knowledge and experience in academia.

Wendell Pritchett, Ph.D. has been a member of our Board since July 2022. Dr Pritchett is the Riepe Presidential Professor of Law and Education at the University of Pennsylvania. Dr. Pritchett previously served as the Interim President of the University of Pennsylvania from February 2022 to June 2022 and as the University Provost from 2017 to 2021. In 2018, he was appointed Chairman of the Nominating Panel of the Philadelphia School Board by Philadelphia Mayor James Kenney. Dr. Pritchett first joined the University of Pennsylvania Law faculty in 2002 and served as Interim Dean and Presidential Professor from 2014 to 2015 and as associate dean for academic affairs from 2006 to 2007. A professor at the University of Pennsylvania School of Law from 2001 to 2009, Dr. Pritchett also served as Chancellor of Rutgers-Camden from 2009 to 2014, and in 2008 served as Deputy Chief of Staff and Director of Policy for Philadelphia Mayor Michael Nutter, who also appointed him to the School Reform Commission, where he served from 2011 to 2014. Dr. Pritchett served as Chair of the Redevelopment Authority of Philadelphia and as President of the Philadelphia Housing Development Corporation from 2008 to 2011. Dr. Pritchett earned his Ph.D. in history from the University of Pennsylvania in 1997, a J.D. from Yale Law School in 1991 and a B.A. in political science from Brown University in 1986.
Dr. Pritchett is a member of the public company board of Toll Brothers, Inc. He also serves as Chair of the Board of Trustees of College Unbound and is a board member of Public Health Management Corporation, Philadelphia Foundation, LifePoint Health, Minerva University and Reinvestment Fund.

Richard W. Roedel Director since 2020 Independent Age: 74 Audit Committee (Chair) Risk and Sustainability Committee (Chair)
Specific expertise: Mr. Roedel was selected to serve on the Board of Directors due to his significant finance, accounting and risk management experience.

Richard W. Roedel has been a member of our Board since May 2020. Until 2000, Mr. Roedel was employed by BDO Seidman LLP, having been managing partner of its Chicago and New York Metropolitan area offices and later Chairman and CEO. Mr. Roedel is a graduate of The Ohio State University and is a CPA.
Mr. Roedel also serves on the public company boards of directors of Brightview Holdings, Inc., LSB Industries, Inc. and Luna Innovations Incorporated. Mr. Roedel serves as Non-Executive Chairman of LSB and Luna Innovations. Mr. Roedel has previously served on the boards of Six Flags Entertainment, IHS Markit Ltd (previously IHS Inc.), Lorillard, Inc., Sealy Corporation, BrightPoint, Inc, Broadview Holdings, Inc., Dade Behring Holdings, Inc. and Take-Two Interactive Software, Inc. Mr. Roedel was formerly a member of the National Association of Corporate Directors Risk Oversight Advisory Council. Mr. Roedel was appointed to a three-year term, ending in 2017, on the Standing Advisory Group of the Public Company Accounting Oversight Board.

Clarivate 2024 Proxy Statement
Saurabh Saha, M.D. Ph.D. Director since 2023 Independent Age: 47 Human Resources and Compensation Committee (Member) Risk and Sustainability Committee (Member)
Specific expertise: Dr. Saha was selected to serve on the Board of Directors due to his significant experience and deep expertise in the areas of health and life sciences.

Saurabh Saha, M.D. Ph.D. has been a member of our Board since May 2023. Dr. Saha brings over 20 years of experience in the health and life sciences field and has served as the Chief Executive Officer of Centessa Pharmaceuticals since 2021. Prior to joining Centessa, he was Senior Vice President of Research & Development and Global Head of Translational Medicine for Bristol Myers Squibb from 2017 to 2021, where he led translational medicine research and development across all therapeutic areas (hematology, oncology, cardiovascular, immunosciences, fibrosis and neuroscience) spanning discovery, development and commercialization. Previously, Dr. Saha was a venture partner at Atlas Venture and President and Chief Executive Officer of Delinia, a biotechnology company developing novel therapeutics for the treatment of autoimmune diseases. Earlier in his career, he led the New Indications Discovery Unit at Novartis and was a strategic consultant with McKinsey & Company, providing strategic advice for drug discovery research at the world’s top biotech and pharmaceutical companies. Dr. Saha received a B.Sc. in Biology with Honors from California Institute of Technology, an M.Sc. in Biochemistry from Oxford University, and an M.D. and Ph.D. from The Johns Hopkins University School of Medicine. Over the course of his career, he has published over 100 papers and patents (issued and pending).
Dr. Saha is currently a member of the board of directors of Centessa Pharmaceuticals. He is an associate member and global clinical scholar at Harvard Medical School.

Independence of Directors
Under our Corporate Governance Guidelines and NYSE listing standards, a director is considered independent if such director does not fall within certain bright line tests and the Board affirmatively determines that such director “has no material relationship” with the Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company).
As part of the Board’s annual review of director independence, the Board considers the Nominating and Governance Committee’s independence assessment and recommendation. The Board also reviews and considers any relationships or transactions between any director or any member of their immediate family and the Company, in accordance with our Corporate Governance Guidelines. In addition to the transactions described in “Certain Relationships and Related Person Transactions” below, the Board has reviewed and deemed immaterial for purposes of determining director independence certain transactions and relationships in the following categories: (i) transactions between Clarivate and an entity where the director is an executive officer or a significant shareholder and where all shareholders of the entity received the same consideration for the transaction and such transaction occurred at a time where the director was not otherwise affiliated with Clarivate; (ii) customer relationships between Clarivate and an entity where the director is a significant shareholder or serves as a non-management director which also fall below the numerical thresholds in NYSE listing standards (or do not otherwise preclude independence under those standards), and that are ordinary course, on arm’s-length market terms; (iii) relationships between Clarivate and an entity where the director is a significant shareholder and serves solely as a non-management director; and (iv) a director’s significant direct or indirect ownership stake in Clarivate.
Based on the Nominating and Governance Committee’s independence assessment and recommendation, the Board affirmatively determined that, other than Jonathan Gear, our CEO, each of our directors (Andrew Snyder, Valeria Alberola, Michael Angelakis, Jane Okun Bomba, Usama N. Cortas, Adam T. Levyn, Anthony Munk, Wendell Pritchett, Richard W. Roedel and Saurabh Saha) and our director nominee (Suzanne Heywood) is independent under our Corporate Governance Guidelines and NYSE listing standards.

Clarivate 2024 Proxy Statement
Directors’ Meeting Attendance
The Board held six meetings during 2023. At each meeting, the Non-Executive Board Chair was the presiding director. Each director attended at least 75 percent of the total regularly scheduled and special meetings of the Board and the committees on which they served. Our Board expects each director to attend our Annual General Meeting of Shareholders, although attendance is not required. All of our directors attended last year’s Annual General Meeting of Shareholders.
Simultaneous Service on Other Public Company Boards
The Board does not believe that its members should be generally prohibited from serving on boards of other organizations. However, as set forth in the Company’s Corporate Governance Guidelines (available at http://ir.clarivate.com) the Board believes that reasonable limits on such activity are advisable in order to ensure adequate time is available for Board members to focus on the Company and its business. For that reason, the Board has determined that no non-management director may serve on the board of more than three other public companies and the Company’s Chief Executive Officer and each of its executive officers may only serve on the board of one other public company. In addition, as set forth in the Audit Committee charter and the Company’s Corporate Governance Guidelines (available at http://ir.clarivate.com), no Audit Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee and this determination is disclosed in accordance with NYSE rules.
In addition, other than with respect to any directors and director candidates designated pursuant to the Investor Rights Agreement (for so long as such agreement is in effect), for whom the Nominating and Governance Committee does not provide a recommendation to the Board, the Nominating and Governance Committee may take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors.
Family Relationships
There are no family relationships between any of Clarivate’s executive officers and directors.
Compensation Committee Interlocks and Insider Participation
During 2023, none of our executive officers served on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or the Human Resources and Compensation Committee.
Code of Conduct
Clarivate has adopted a Code of Conduct that applies to all its employees, officers and directors. This includes the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The full text of the Clarivate Code of Conduct is posted on its website at http://ir.clarivate.com. Clarivate intends to disclose on its website any future amendments of the Code of Conduct or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions, or Clarivate directors from provisions in the Code of Conduct.

Clarivate 2024 Proxy Statement
Communications with the Board
Any interested party who wishes to communicate with the Board as a whole, with any Committee, with any one or more individual directors, or with our non-management directors, may send written communication to:
Melanie D. Margolin
Chief Legal Officer
Clarivate Plc
70 St. Mary Axe
London C3A8BE
United Kingdom
Board Committees
In 2023, our Board had four standing committees: the Audit Committee, the Human Resources and Compensation Committee, the Nominating and Governance Committee and the Risk and Sustainability Committee, each of which has the composition and responsibilities described below. We believe that all members of each of these committees meet the independence standards of the NYSE and SEC rules and regulations. The Board has approved a charter for each of the standing committees, each of which can be found on our website at http://ir.clarivate.com.
Name	Audit Committee	Nominating and Governance Committee	Human Resources and Compensation Committee	Risk and Sustainability Committee
Andrew Snyder(1)		M
Valeria Alberola	M		M
Michael Angelakis		M
Jane Okun Bomba			C
Usama N. Cortas		M	M
Adam T. Levyn				M
Anthony Munk	M
Wendell Pritchett		C		M
Richard W. Roedel	C			C
Saurabh Saha			M	M
Number of Meetings	5	5	7	5

(1)
Mr. Snyder is our Non-Executive Board Chair.

M — Member   C — Committee Chair
Audit Committee
All Independent Members
Richard W. Roedel (Chair)
Valeria Alberola
Anthony Munk
The Board has established an Audit Committee composed of independent directors. Each of the members of the Audit Committee is independent under NYSE listing standards and SEC rules. The Audit Committee has a written charter. The purpose of the Audit Committee is, among other things, to appoint, retain, set compensation of, and supervise Clarivate’s independent accountants, review the results and scope of the audit and other accounting related services and review Clarivate’s accounting practices and systems of internal accounting and disclosure controls.

Clarivate 2024 Proxy Statement
The Audit Committee will, at all times, be composed exclusively of “independent directors,” as defined for Audit Committee members under the NYSE listing standards and the rules and regulations of the SEC, who are “financially literate.” “Financially literate” generally means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, Clarivate is required to certify to the NYSE that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that each of Richard W. Roedel, Valeria Alberola and Anthony Munk meets the definition of “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.
Human Resources and Compensation Committee
All Independent Members
Jane Okun Bomba (Chair)
Valeria Alberola
Usama N. Cortas
Saurabh Saha
The Board has established a Human Resources and Compensation Committee composed of independent directors. The Human Resources and Compensation Committee has a written charter. The purpose of the Human Resources and Compensation Committee is to review and approve compensation paid to Clarivate officers and directors and to administer the Company’s incentive compensation plans, including authority to make and modify awards under such plans.
Each member of the Human Resources and Compensation Committee is independent under NYSE listing standards and satisfies the requirements of a “non-employee director” for purposes of Section 16 of the Exchange Act.
See “Determination of Executive Compensation: Role of the Human Resources and Compensation Committee” in the CD&A for more information on the roles and responsibilities of the Human Resources and Compensation Committee.
Nominating and Governance Committee
All Independent Members
Wendell Pritchett (Chair)
Andrew Snyder
Michael Angelakis
Usama N. Cortas
The Board has established a Nominating and Governance Committee. The Nominating and Governance Committee has a written charter and is responsible for overseeing the selection of persons to be nominated to serve on the Board.
Each member of the Nominating and Governance Committee is independent under NYSE listing standards.
Risk and Sustainability Committee
All Independent Members
Richard W. Roedel (Chair)
Adam T. Levyn
Wendell Pritchett
Saurabh Saha

Clarivate 2024 Proxy Statement
The Risk and Sustainability Committee was created by our Board to assist our Board in its oversight of the Company’s risk management and ESG matters. The Risk and Sustainability Committee has a written charter, and, in addition to any other responsibilities which may be assigned from time to time by the Board, is responsible for (i) reviewing and discussing with senior management the Company’s risk management and risk assessment processes, including any policies and procedures for the identification, evaluation and mitigation of major risks of the Company; (ii) receiving periodic reports from senior management as to efforts to monitor, control and mitigate major risks; and (iii) reviewing periodic reports from senior management on selected risk and ESG topics as the Risk and Sustainability Committee deems appropriate from time to time, encompassing major risks other than those delegated by the Board to other Committees of the Board in their respective charters or otherwise.
Each member of the Risk and Sustainability Committee is independent under NYSE listing standards.
Director Nominations
Subject to the requirements of the Investor Rights Agreement discussed under “Certain Relationships and Related Person Transactions,” the Nominating and Governance Committee will consider persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating and Governance Committee charter, generally provide that persons to be nominated:
•
should have demonstrated notable or significant achievements in business, education or public service;

•
should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•
should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating and Governance Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating and Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. Subject to the requirements of the Investor Rights Agreement, the Nominating and Governance Committee will not distinguish among nominees recommended by shareholders and other persons.
Director Compensation
Non-employee directors who are not employees or affiliates of Onex or LGP, receive compensation composed of an annual retainer for Board service, a grant of Restricted Share Units (“RSUs”), and an annual retainer for committee chairs as described in the table below.
Director Compensation	Amount(1) ($)
Board of Directors Annual Retainer	85,000
Board of Directors Annual RSU Grant	165,000
Non-Executive Board Chair Annual Retainer	120,000
Audit Committee Chair Annual Retainer	30,000
Human Resources and Compensation Committee Chair Annual Retainer	30,000
Nominating and Governance Committee Chair Annual Retainer	20,000
Risk and Sustainability Committee Chair Annual Retainer	20,000

(1)
Except for the Non-Executive Board Chair Annual Retainer, which is paid in shares, Directors may

Clarivate 2024 Proxy Statement
elect to receive payment of their retainers in cash, shares, or a combination of cash and shares. In addition to the fees described above, reimbursement is provided for travel, lodging and other reasonable expenses.
The Nominating and Governance Committee oversaw director compensation during 2023 and has periodically evaluated the compensation of our non-employee directors, with the assistance of Pay Governance, the Human Resources and Compensation Committee’s consultant. Pay Governance reviews director pay levels and provides analyses on where the Company is positioned relative to the Company’s compensation. Beginning in 2024, the Human Resources and Compensation Committee has assumed responsibility for the oversight and administration of director compensation. The Human Resources and Compensation Committee may bring recommendations for adjustments to non-employee director compensation to the Board for review and approval.
The following table provides information concerning the compensation of each of our non-employee directors who received compensation during fiscal year 2023.
Non-Employee Director Compensation
Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Total ($)
Andrew Snyder	205,000	165,000	370,000
Valeria Alberola	85,000	165,000	250,000
Michael Angelakis	85,000	165,000	250,000
Jane Okun Bomba	115,000	165,000	280,000
Wendell Pritchett	105,000	165,000	270,000
Richard W. Roedel	130,111	165,000	295,111
Saurabh Saha	56,044	165,000	221,044
Former Directors:
Sheryl von Blucher(4)	26,139	—	26,139

(1)
The following directors did not receive compensation during 2023: Anthony Munk as he is an affiliate of Onex and Messrs. Cortas and Levyn as they are affiliates of LGP. Additionally, Jonathan Gear, who serves as our CEO, did not receive any compensation for director services. His compensation for serving as our CEO is disclosed in the Summary Compensation Table.

(2)
The following directors elected to receive ordinary shares in lieu of cash fees: Ms. Bomba received 13,465 ordinary shares in lieu of 100% of her cash retainers; Mr. Roedel received 15,287 ordinary shares in lieu of 100% of his cash retainers; Mr. Snyder received 24,005 ordinary shares in lieu of 100% of his cash retainers; and Ms. Von Blucher received 2,783 ordinary shares in lieu of 100% of her cash retainers.

(3)
On May 4, 2023, the date of the 2023 AGM, all non-employee directors were awarded 22,058 RSUs with a value of $165,000. The number of RSUs granted was calculated by dividing $165,000 by $7.48, the closing price of Clarivate shares on the grant date, rounding down to the next whole share. These RSUs have a one-year vesting requirement. At the end of the fiscal year, Ms. Alberola, Mr. Angelakis, Ms. Okun Bomba, Dr. Pritchett, Mr. Roedel, Dr. Saha and Mr. Snyder were each holding their 22,058 unvested RSUs.

(4)
Ms. von Blucher stepped down from the Board effective May 4, 2023.

The Articles of Association provides that, to the fullest extent permitted by law, the Company shall indemnify its directors and officers against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, which they may incur as a result of any act or failure to act in carrying out their functions in connection with the Company, other than such liability (if any) that they may incur by reason of their own actual fraud or willful default. The Company maintains a directors’ and

Clarivate 2024 Proxy Statement
officers’ liability policy for the benefit of any director or officer in the event of any loss or liability the director or officer may experience in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director.
Executive Officers
Set forth below is information concerning our executive officers as of March 8, 2024.
Name	Age	Position
Jonathan Gear	53	Chief Executive Officer
Jonathan Collins	44	Executive Vice President & Chief Financial Officer
Henry Levy	51	President, Life Sciences & Healthcare
Melanie D. Margolin	52	Chief Legal Officer
Gordon Samson	58	President, Intellectual Property
Bar Veinstein	51	President, Academia & Government
Julie M. Wilson	61	Chief People Officer
Executive officers are appointed by our Board. Information about Mr. Gear is provided under “Business Experience and Qualifications of Board Members and Director Nominees” in this Proxy Statement. A brief biography for each of our other executive officers follows.
Jonathan M. Collins joined Clarivate in December 2021 as executive vice president and chief financial officer managing the global financial organization and leading the development and execution of the Company’s fiscal strategies. From 2016 to December 2021, Mr. Collins served as executive vice president and chief financial officer for Dana Incorporated, a publicly listed company. In this role, he led Dana’s financial, information technology, corporate strategy, and business development functions, as well as the digital solutions and aftermarket businesses. He was instrumental in authoring the company’s enterprise strategy and led multiple strategic acquisitions that combined with Dana’s core technologies to create a leading supplier of electric-vehicle propulsion systems. From 2013 to 2016, Mr. Collins served as senior vice president and chief financial officer of ProQuest, a leading global education technology company, now part of Clarivate. In that role, he worked closely with leadership across the company to profitably grow the business by enabling the digitalization of academic research. In addition, Mr. Collins has served in finance leadership roles at International Automotive Components Group and Lear Corporation. He earned an MBA, with distinction, from the University of Michigan’s Stephen M. Ross School of Business and holds a bachelor’s degree from Cedarville University.
Henry Levy joined Clarivate in May 2023 as President, Life Sciences & Healthcare. He leads the teams focused on developing solutions that enable life sciences and healthcare companies and providers to create a heathier tomorrow by connecting them to transformative intelligence and data technology to improve patient lives. Mr. Levy has over 25 years of experience and is a life sciences expert who is a frequent speaker at industry forums and has published multiple articles on drug development and technology trends. Prior to Clarivate, he held several roles at Veeva Systems from 2016 to May 2023, including Chief Strategy Officer, General Manager for the Clinical Data Management product suite and, most recently, President, Global R&D and Quality. Previously, from 2014 to 2016, he was Chief Commercial Officer for PPD, where he defined new models for biopharmaceutical companies to partner with contract research organizations to drive down costs and improve the speed of drug development. Before that, he led Accenture’s global life sciences R&D practice from 2007 to 2014, where he helped 90% of the top 20 biopharmaceutical companies improve through consulting, technology and outsourcing solutions. He holds a bachelor’s degree in bioengineering from the University of Pennsylvania.
Melanie D. Margolin joined Clarivate in September 2023 as Chief Legal Officer. Ms. Margolin has over 25 years of experience overseeing legal, risk mitigation, corporate governance and compliance for global publicly listed companies. Prior to joining Clarivate, she was Chief Legal Officer and Corporate Secretary at Thumbtack, Inc., a venture-capital backed private local services marketplace. From December 2020 to September 2023, she led the trust & safety, legal, compliance, governance, corporate secretary and

Clarivate 2024 Proxy Statement
governmental affairs functions at Thumbtack. From 2018 to December 2020, she was Senior Vice President, General Counsel and Corporate Secretary for Wabash National, Inc., a publicly traded industrial manufacturing and transportation company. From 2015 to 2018 she served as Deputy General Counsel at Cummins, Inc., a publicly traded global power manufacturer and distribution business, after serving as Cummins’ Assistant General Counsel Global Litigation from 2013 to 2015. She also served as a partner in the commercial litigation and products liability department of Frost Brown Todd LLP, an Amlaw 150 law firm, from 2000 to 2013. She holds a bachelor’s degree in speech communication from University of Illinois at Urbana Champaign, a juris doctor from DePaul University College of Law and is a graduate of the Executive Finance Program at Harvard Business School.
Gordon Samson joined Clarivate in October 2020 with the acquisition of CPA Global, having joined CPA Global in 2014 as Chief Operating Officer. He serves as our President, Intellectual Property and has over 30 years of experience in Business-to-Business companies and has held senior executive roles with both operating and P&L accountability for more than 20 years in private, private equity backed and public companies. He has a strong track record of leading businesses through change, including M&A, creating operating models that drive efficiency and profitability, and building leadership teams and business structures that enable sustainable growth. His last two roles had large global footprints across EMEA, North America and Asia. Prior to joining the IP industry, he worked in global outsourcing, print, media and direct marketing, most recently with Williams Lea, a $1.3 billion global outsourcing business, then part of DHL plc. Mr. Samson is a Physics graduate from the University of the West of Scotland.
Bar Veinstein joined Clarivate in April 2023 as President, Academia & Government. He leads the teams focused on creating solutions that enable academia and government institutions to build a better world by connecting students, faculty and staff to transformative intelligence and trusted content that drives research excellence and student success. Mr. Veinstein has over 25 years of global leadership experience. He brings deep expertise in enterprise and cloud software, AI and analytics, research data and technologies, as well as in setting strategic direction and building high performance teams across technology, sales, marketing and services. Prior to Clarivate, he was Chief Executive Officer for Taranis from 2021 to April 2023, where he transformed the company into an AI-powered agriculture intelligence leader, driving sustainable practices across millions of acres in the United States. Previously, from 2017 to 2021 he served as President of Ex Libris Group, now part of Clarivate. He joined Ex Libris in 2010 as senior vice president of cloud solutions and led the transformation of its products and business to SaaS. Under his leadership, Ex Libris became a global leader serving over 7,500 institutions in 90 countries. Mr. Veinstein holds a bachelor’s degree in computer science and economics and a master’s degree in business administration from Tel Aviv University.
Julie M. Wilson joined Clarivate in April 2021 as Chief People Officer with responsibility for global HR strategy, talent development and organization effectiveness. Ms. Wilson has extensive experience in the complete talent lifecycle and a deep commitment to creating an organizational culture that is both supportive and high-performance. Prior to joining Clarivate, from 2003 to 2019, she was the Chief People Officer for Cerner Corporation, a global leader in health care and information technology, supporting the company’s growth and expansion of over 600% to a workforce of more than 29,000 associates worldwide during her tenure. Her background also includes advising start-ups and early-stage organizations, and she currently serves on community and non-profit boards including Stowers Resource Management Board of Directors (diversity and compensation committees) and MRI Global Board of Directors (compensation and governance committees). Ms. Wilson holds a Bachelor of Science in Business Administration from the University of Missouri, Kansas City and is a member of Kansas City’s “Women Who Mean Business” selected by the Kansas City Business Journal 2014 to present. She was also named as one of Kansas City’s “Power 100” by the Kansas City Business Journal in 2017, 2018 and 2019.

Clarivate 2024 Proxy Statement
BENEFICIAL OWNERSHIP
Beneficial Ownership of Directors and Executive Officers
The following table shows Clarivate Plc ordinary shares beneficially owned by each of our current directors and NEOs, as well as all current directors and executive officers as a group, as of March 15, 2024.
	Clarivate Plc Ordinary Shares
Name of Beneficial Owner(1)	Shares Beneficially Owned	% of Shares Beneficially Owned
Andrew Snyder(2)	23,667,033	3.54
Jonathan Gear(3)	208,102	*
Valeria Alberola(4)	36,633	*
Michael Angelakis(5)	12,294,406	1.84
Jane Okun Bomba(6)	122,934	*
Usama N. Cortas(7)	116,666,507	17.46
Adam T. Levyn	—	—
Anthony Munk	—	—
Wendell Pritchett(8)	29,649	*
Richard W. Roedel(9)	109,658	*
Saurabh Saha(10)	22,058	*
Jonathan Collins(11)	121,776	*
Michael Easton(12)	70,849	*
Henry Levy(13)	111,546	*
Gordon Samson(14)	724,683	*
Melanie D. Margolin(15)	35,062	*
Bar Veinstein(16)	309,900	*
Julie Wilson(17)	92,449	*
All current directors and executive officers as a group (18 individuals)(18)	154,623,245	23.14

*
Less than one percent.

(1)
Unless otherwise stated below, the address of each beneficial owner listed in the table is c/o Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom.

(2)
Includes (i) 37,441 ordinary shares directly held by Mr. Snyder; (ii) 22,058 ordinary shares issuable upon settlement of RSUs held by Mr. Snyder that will vest within 60 days of March 15, 2024; (iii) 8,821,984 shares held by Cambridge Information Group Inc. (“CIG”); (iv) 259,396 shares held by Cambridge Information Group I, LLC; (v) 10,489,466 shares held by Cambridge Information Group II LLC; (vi) 4,033,271 shares held by Cambridge Information Group III LLC; and (vii) 3,417 shares held by CSA GP Corporation. Mr. Snyder is the Chief Executive Officer of and a shareholder in CIG, which acts as a manager of Cambridge Information Group II LLC and Cambridge Information group III LLC (collectively with CIG and CSA GP Corporation, the “CIG Entities”). CSA GP Corporation is a wholly owned subsidiary of CIG. Mr. Snyder disclaims beneficial ownership of the reported securities held by the CIG Entities except to the extent of his pecuniary interest therein.

(3)
Includes 208,102 ordinary shares directly held by Mr. Gear.

Clarivate 2024 Proxy Statement
(4)
Includes (i) 14,575 ordinary shares directly held by Ms. Alberola and (ii) 22,058 ordinary shares issuable upon settlement of RSUs held by Ms. Alberola that will vest within 60 days of March 15, 2024.

(5)
Includes (i) 12,501 shares directly held by Mr. Angelakis; (ii) 22,058 ordinary shares issuable upon settlement of RSUs held by Mr. Angelakis that will vest within 60 days of March 15, 2024; (ii) 2,145,316 ordinary shares held by A-PQ Holdings, LLC; and (iii) 10,114,531 ordinary shares indirectly held by A-PQ Holdings through ProQuest Holdings LLC. Mr. Angelakis directly or indirectly controls a majority of the voting power of Atairos Partners GP, Inc. Atairos Partners GP. Inc. is the general partner of Atairos Partners, L.P., which is the sole voting shareholder of Atairos Group, Inc. Atairos Group, Inc. is the sole member of A-PQ Holdings. Mr. Angelakis disclaims beneficial ownership of the reported securities held directly and indirectly by A-PQ Holdings except to the extent of his pecuniary interest therein.

(6)
Includes (i) 100,876 ordinary shares directly held by Ms. Okun Bomba; and (ii) 22,058 ordinary shares issuable upon settlement of RSUs held by Ms. Okun Bomba that will vest within 60 days of March 15, 2024.

(7)
Mr. Cortas may be deemed to be the indirect beneficial owner of 116,666,507 ordinary shares held by Leonard Green & Partners, L.P. See Footnote 2 of the table below “Beneficial Ownership of More than 5%”. Mr. Cortas disclaims beneficial ownership of the ordinary shares reported herein except to the extent of his pecuniary interest therein and the information reported in this table shall not be deemed an admission that he is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.

(8)
Includes (i) 7,591 ordinary shares directly held by Dr. Pritchett and (ii) 22,058 ordinary shares issuable upon settlement of RSUs held by Dr. Pritchett that will vest within 60 days of March 15, 2024.

(9)
Includes (i) 44,115 ordinary shares directly held by Mr. Roedel; (ii) 22,058 ordinary shares issuable upon settlement of RSUs held by Mr. Roedel that will vest within 60 days of March 15, 2024; (iii) 39,395 ordinary shares indirectly held by the Richard W. Roedel Trust; and (iv) 4,090 ordinary shares held by Mr. Roedel’s Profit Sharing Plan.

(10)
Includes 22,058 ordinary shares issuable upon settlement of RSUs held by Dr. Saha that will vest within 60 days of March 15, 2024.

(11)
Includes 121,776 ordinary shares directly held by Mr. Collins.

(12)
Includes 70,849 ordinary shares directly held by Mr. Easton.

(13)
Includes (i) 20,844 ordinary shares directly held by Mr. Levy and (ii) 90,702 ordinary shares issuable upon settlement of RSUs held by Mr. Levy that will vest within 60 days of March 15, 2024.

(14)
Includes 724,683 ordinary shares directly held by Mr. Samson.

(15)
Includes 35,062 ordinary shares directly held by Ms. Margolin.

(16)
Includes (i) 37,792 ordinary shares directly held by Mr. Veinstein and (ii) 272,108 ordinary shares issuable upon settlement of RSUs held by Mr. Veinstein that will vest within 60 days of March 15, 2024.

(17)
Includes (i) 83,671 ordinary shares directly held by Ms. Wilson and (ii) 8,778 ordinary shares issuable upon settlement of RSUs held by Ms. Wilson that will vest within 60 days of March 15, 2024.

(18)
Includes (i) 1,519,878 ordinary shares directly held; (ii) 152,577,373 ordinary shares indirectly held; and (iii) 525,994 ordinary shares issuable upon the settlement of RSUs that will vest within 60 days of March 15, 2024.

Clarivate 2024 Proxy Statement
Beneficial Ownership of More than 5%
Based on information available as of March 15, 2024, the following are the only beneficial owners of more than 5% of the Company’s ordinary shares:
	Clarivate Plc Ordinary Shares
Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Shares Beneficially Owned
Leonard Green & Partners, L.P.(1)	116,666,507	17.29
Clarkston Capital Partners, LLC(2)	56,341,399	8.49
Exor N.V.(3)	63,855,293	9.62
ONEX Corp.(4)	42,855,384	6.35
Castik Capital S.a.r.l.(5)	38,089,963	5.65
Impactive Capital LP(6)	35,795,452	5.39

(1)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. GEI VII Capri Holdings, LLC (“Capri Holdings”) is the record and direct holder of 116,666,507 ordinary shares held by Capri Holdings on behalf of the following investors: (i) Green Equity Investors VII, L.P. (“GEI VII”) is the indirect owner of 33,763,998 ordinary shares, (ii) Green Equity Investors Side VII, L.P. (“GEI Side VII”) is the indirect owner of 47,264,079 ordinary shares, (iii) GEI VII Capri AIV, L.P. (“AIV”) is the indirect owner of 6,234,835 ordinary shares, (iv) Capri Coinvest LP (“Coinvest”) is the indirect owner of 28,094,163 ordinary shares, (v) LGP Associates VII-A LLC (“Associates VII-A”) is the indirect owner of 121,171 ordinary shares, and (vi) LGP Associates VII-B LLC (“Associates VII-B”) is the indirect owner of 1,188,261 ordinary shares. The principal business of each of Capri Holdings, GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A and Associates VII-B is to pursue investments. Each of GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, Associates VII-B, Capri VII, and LGP are members of Capri Holdings. The principal business of Capri VII is to act as a member of Capri Holdings. GEI Capital VII, LLC (“Capital”) is the general partner of GEI VII and GEI Side VII. Capital’s principal business is to act as the general partner of GEI VII and GEI Side VII. LGP is an affiliate of Capital and Capri VII. LGP’s principal business is to act as the management company of GEI VII, GEI Side VII and other affiliated funds. LGP Management, Inc. (“LGPM”) is the general partner of LGP. LGPM’s principal business is to act as the general partner of LGP. Peridot Coinvest Manager LLC (“Peridot”) is an affiliate of LGP and Capital whose principal business is to act as the general partner of Coinvest, the manager of Capri Holdings, and the management company of Associates VII-A, Associates VII-B, and other similar entities. Due to their relationships with GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B, each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared voting and investment power with respect to the ordinary shares beneficially owned by GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B. As such, Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared beneficial ownership over such ordinary shares. Each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot, however, disclaims beneficial ownership of such ordinary shares. The address of GEI VII Capri Holdings, LLC. is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

(2)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. Clarkston Capital Partners, LLC (“CCP”), is an investment adviser and the record holder of 56,341,399 Ordinary shares, having shared voting power over 53,438,049 of those shares and shared dispositive power over 56,341,399 shares. Collectively, the securities reported in the Schedule 13G/A are held in the accounts of CCP’s discretionary clients or in an account over which a control person of CCP has beneficial ownership. The sole members of CCP are Clarkston Companies, Inc. and Modell Capital LLC. The sole owners of Clarkston Companies, Inc. are Jeffrey A. Hakala and Gerald W. Hakala. The sole member of Modell Capital LLC is the Jeremy J. Modell Revocable Living Trust. The address of Clarkston Capital Partners, LLC is 91 West Long Lake Road, Bloomfield Hills, MI 48304.

Clarivate 2024 Proxy Statement
(3)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed with the SEC. Giovanni Agnelli B.V., Exor N.V. and Exor Nederland N.V., each have sole voting power and sole dispositive power over 63,855,293 ordinary shares. Exor Nederland N.V. is a wholly owned subsidiary of Exor N.V., which in turn is controlled by Giovanni Agnelli B.V. The principal business address for each of Giovanni Agnelli B.V, Exor N.V. and Exor Nederland N.V. is Gustav Mahlerplein 25 Amsterdam, 1082 MS The Netherlands.

(4)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. Onex Partners IV LP is the record holder of 15,874,408 ordinary shares; Onex Partners IV PV LP is the record holder of 784,783 ordinary shares; Onex Partners IV Select LP is the record holder of 109,890 ordinary shares; Onex Partners IV GP LP is the record holder of 453,991 ordinary shares; Onex Camelot Co-Invest LP is the record holder of 9,289,010 ordinary shares; Onex US Principals LP is the record holder of 584,939 ordinary shares; and Onex Partners Holdings LLC is the record holder of 14,820,116 ordinary shares. Mr. Gerald W. Schwartz beneficially owns all of the shares held by Onex Corporation and directly controls New PCo GP Inc. Mr. Schwartz may be deemed to share beneficial ownership of the shares beneficially owned by Onex Corporation and New PCo GP Inc. Onex Corporation may be deemed to beneficially own the ordinary shares held by each of Onex Partners IV LP, Onex Partners IV PV LP, Onex Camelot Co-Invest LP, Onex Partners IV GP LP and Onex Partners IV Select LP, through Onex Corporation’s ownership of all of the common stock of Onex Partners Canadian GP Inc., which owns all of the equity of (i) Onex Partners IV GP Limited, which is the general partner of Onex Partners IV GP LP, which is the general partner of each of Onex Partners IV LP, Onex Partners IV PV LP and Onex Camelot Co-Invest LP; and (ii) Onex Partners IV GP LLC, which is the general partner of Onex Partners IV Select LP. In addition, Onex Corporation may be deemed to beneficially own the ordinary shares held by (a) Onex US Principals LP, through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings GP LLC, the general partner of Onex US Principals LP; and (b) Onex Partners Holdings LLC, through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings Subco LLC, which is the majority owner of Onex Partners Holdings LLC. New PCo A LP is the record holder of 938,247 ordinary shares. New PCo GP Inc., the general partner of New PCo A LP, is an independent entity that is controlled by Mr. Schwartz and as such may be deemed to beneficially own all of the common stock beneficially owned by New PCo GP Inc. Mr. Schwartz, the Chairman, President and Chief Executive Officer of Onex Corporation, owns shares representing a majority of the voting rights of the shares of Onex Corporation and as such may be deemed to beneficially own all of the common stock beneficially owned by Onex Corporation. Mr. Schwartz disclaims any such beneficial ownership. Mr. Schwartz has indirect voting and investment control of Onex Corporation. The business address of each of Onex US Principals LP, Onex American Holdings GP LLC, Onex Partners IV GP LP, Onex Partners IV GP LLC, Onex Private Equity Holdings LLC, Onex American Holdings Subco LLC and Onex Partners Holdings LLC is 165 W Center Street, Suite 401, Marion, Ohio 43302. The business address of each of Onex Partners IV LP, Onex Partners IV PV LP, Onex Camelot Co-Invest LP and Onex Partners IV Select LP is 712 Fifth Avenue, 40th Floor, New York, NY 10019. The business address of each of the other holders is 161 Bay Street, Toronto, A6, M5J2S1.

(5)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. Selige Co-Investor Pooling Limited, Selige Co-Investor Pooling S.C.Sp, and Castik Capital S.a.r.l., have shared voting power and shared dispositive power over 38,089,963 ordinary shares. Selige Co-Investor Pooling Limited has its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands. Selige Co-Investor Pooling S.C.Sp has its registered office at 1 Route d’Esch, L-1470 Luxembourg. Castik Capital has its registered address at 1 Route d’Esch, L-1470 Luxembourg.

Clarivate 2024 Proxy Statement
(6)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D under the Exchange Act filed by such shareholder with the SEC. Impactive Capital L.P., Impactive Capital LLC, Lauren Taylor Wolf, Christian Asmar have shared voting power and shared dispositive power over 35,796,452 ordinary shares. The principal business address for each of Impactive Capital L.P., Impactive Capital LLC, Lauren Taylor Wolf, Christian Asmaris 450 West 14th Street, 12th Floor, New York, NY 10014.

Clarivate 2024 Proxy Statement
REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by Clarivate under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control, and legal compliance functions. It does so by approving the services performed by PwC, the Company’s independent registered public accountants, and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls. The Committee also oversees the performance of the Company’s internal audit function, which is managed by the Chief Internal Audit Officer.
The Committee’s responsibilities are stated in a written charter adopted by the Board.
The Company’s management is responsible for preparing the Company’s financial statements and PwC is responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and PwC.
To fulfill its responsibility, the Audit Committee has met regularly and held discussions with management, with the Company’s internal auditors, and with PwC. It has discussed with PwC the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Management represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2023 were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC.
The Audit Committee has also discussed and confirmed with PwC its independence from the Company and has received from PwC all written disclosures and correspondence required by the Public Company Accounting Oversight Board. In addition, the Audit Committee has evaluated the non-audit services provided by PwC to the Company and has concluded that these do not impair PwC’s independence.
The Audit Committee has discussed with internal accountants, internal auditors, and PwC, with and without management present, its evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions described above, the Audit Committee approved the audited consolidated financial statements for fiscal year 2023 and recommended to the Board their inclusion in the Annual Report on Form 10-K for the year ended December 31, 2023.
Respectfully submitted by the Audit Committee of the Board:
Richard W. Roedel (Chair)
Valeria Alberola
Anthony Munk
March 25, 2024

Clarivate 2024 Proxy Statement
REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
The following report of the Human Resources and Compensation Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by Clarivate under the Securities Act or the Exchange Act.
The Human Resources and Compensation Committee of the Board has reviewed and discussed with management of the Company the Compensation Discussion and Analysis. Based on this review and discussion, the Human Resources and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and this Proxy Statement.
Respectfully submitted by the Human Resources and Compensation Committee of the Board:
Jane Okun Bomba (Chair)
Valeria Alberola
Usama N. Cortas
Saurabh Saha
March 25, 2024

Clarivate 2024 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) details the objectives and elements of our executive compensation program, describes the related processes of our Human Resources and Compensation Committee (“HRCC”) in determining compensation provided to our Named Executive Officers (“NEOs”), and discusses the compensation that they earned.
2023 Business Highlights
Clarivate had a productive year in 2023 and had measurable success in multiple areas. Some of our key accomplishments include:
•
Secured new customer wins across all three of our segments such as The Federal Library and Information Network, Yale University, OhioLINK and Mitsubishi Electric as well as partnerships with organizations such as VeriSIM, EveryLibrary, AI21 Labs and the Food and Drug Administration (FDA).

•
Launched new products such as an AI-powered tool to simplify IP budgets and forecasts and new AI tools to enable trademark professionals to assess brand risk from every angle, integrated ProQuest dissertations and theses global with the Web of Science, added German hospital prescribing insights to the Patient Data Intelligence solution, enhanced search within life sciences & healthcare powered by GenAI, and added Preprint Citation Index to the Web of Science.

•
Appointed new Presidents to lead the Company’s three operational market segments.

•
Enhanced our AI capabilities through the establishment of an Academia & Government Innovation Incubator which made its first acquisition of Alethea, an AI-powered students’ content engagement platform.

•
Continued to deliver on cost savings and efficiency initiatives by optimizing resources and assets in response to our strategic acquisitions.

2023 Financial Results
For the year ended December 31, 2023, we generated $2.629 billion of revenues. We generated recurring revenues through our subscription-based model and re-occurring revenue transactions, which together accounted for 79% of our revenues for the year ended December 31, 2023. In each of the past three years, we have also achieved annual renewal rates in excess of 90%. (For information on annual renewal rates, see our Annual Report on Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Performance Indicators — Annual Renewal Rates).
The table below highlights our key financial metrics in 2023 and 2022, respectively.
Key Financial Results(1)
	2023 Results	2022 Results
Net Loss attributable to ordinary shares	$(987)M	$(4,036)M
Adjusted EBITDA(2)	$1,117M	$1,113M
Adjusted EBITDA Margin(2)	43%	42%
Adjusted diluted EPS(2)	$0.82	$0.85
Revenue	$2,629M	$2,660M
Net cash provided by operating activities	$744M	$509M
Free Cash Flow(2)	$502M	$306M
Market Capitalization (for the years ended December 31, 2023 and 2022, respectively)	$6B	$6B

(1)
Results are for the full year as of December 31, 2023 and December 31, 2022.

Clarivate 2024 Proxy Statement
(2)
Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted diluted Earnings Per Share (“Adjusted diluted EPS”) and Free Cash Flow are non-GAAP measures. For a description of such terms and a reconciliation of such non-GAAP measures to GAAP financial measures, please see Appendix A.

Shareholder Engagement
Strong engagement with our shareholders is critically important to us, so we design our disclosures to be as open and transparent as possible in order to facilitate these important discussions which provide us with valuable input and feedback. We hold hundreds of meetings with shareholders every year and in context of those meetings there is from time-to-time discussion on both our executive compensation and corporate governance practices and we consider the input we receive as we continue to refine our executive compensation program. Our executive compensation say-on-pay proposal received a 95% approval rate at the 2023 Annual General Meeting of Shareholders. Given this strong support, the HRCC determined that our approach to compensation should remain relatively consistent in 2024.
Our Approach to Pay
Our Compensation Philosophy
Our goal is to provide an executive compensation program that reinforces a pay for performance culture, serving the interests of our shareholders while supporting our mission, vision and values. We believe that attracting and retaining superior talent, enhancing diversity, equity and belonging throughout the Company, and rewarding performance are key to delivering long-term shareholder returns, and that a competitive compensation program is critical to that end. Therefore, we strive to provide a competitive compensation package to our executives that is heavily weighted toward performance- based pay elements that align the interests of our executives with those of Clarivate shareholders.

Clarivate 2024 Proxy Statement
Objectives to Support Our Compensation Philosophy
In order to achieve the goals of our compensation and benefits program, we have adopted the following objectives and guidelines:
Compensation Philosophy and Objectives
Total Rewards Strategy Supports our Mission, Vision and Values	The components of compensation encourage our colleagues to aim for greatness by pursuing top performance and challenging the status quo in the belief that human ingenuity can transform the world and improve our future.
Incentives Aligned to Key Business Objectives Appropriate to Colleague Roles	We aim to drive superior business and financial results by setting clear, measurable short- and long-term performance targets that support our business strategy and the creation of long-term shareholder value while also ensuring that our executives are not incentivized to take inappropriate risks.
Supports a Pay for Performance Culture	Total compensation should be competitive and performance should be appropriately rewarded. We believe there should be an upside as well as a downside risk of payouts if our performance is above or below our goals.
Designed to Attract, Retain and Motivate Top Talent	Total compensation should be competitive in order to attract qualified individuals, motivate performance and retain, develop and reward colleagues with the abilities and skills needed to foster long-term value creation. We also strive to achieve equity and balance through our compensation programming to support greater diversity across our workforce.
Programs Globally Consistent and Locally Competitive	Total compensation should be globally consistent and locally competitive to attract and retain qualified talent in the markets in which we operate.
Determination of Executive Compensation
The Role of the Human Resources and Compensation Committee
The HRCC is composed of independent, non-employee members of the Board. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed on our website, www.clarivate.com.
With respect to CEO and executive officer compensation, the HRCC:
•
Reviews and approves the corporate goals and objectives as they relate to incentive compensation targets and payouts at various levels;

•
Evaluates the CEO’s performance in light of these goals and objectives;

•
Sets the CEO’s compensation based upon the evaluation of the CEO’s performance. Under its charter, the HRCC may set the CEO’s compensation either alone or, if directed by the Board, in conjunction with a majority of the independent directors on the Board;

Clarivate 2024 Proxy Statement
•
Reviews and sets the compensation of the executive officers other than the CEO and, if directed by the Board or if the HRCC otherwise deems it appropriate, makes recommendations to the Board regarding the compensation of the executive officers other than the CEO;

•
Reviews and approves the Company’s CD&A disclosure, as required by SEC rules, and provides a recommendation to the Board whether to include the CD&A disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K; and

•
Recommends to the Board whether to approve the frequency with which the Company will conduct Say-on-Pay votes, taking into consideration the results of the most recent shareholder advisory vote on the frequency of Say-on-Pay votes.

Additionally, the HRCC responsibilities include:
•
Administer our Executive Compensation Recoupment Policy and such other compensation recoupment policies that we have in effect from time to time;

•
Review and assessment of risks arising from the Company’s compensation policies and practices and whether such risks are reasonably likely to have a material adverse effect on the Company; and

•
Oversight of Human Capital Management in the context of talent management and succession planning, colleague development, workplace culture, and Diversity/Equity/Inclusion/ Belonging initiatives.

The HRCC works very closely with its independent compensation consultant and senior management to consider a variety of factors when making compensation decisions throughout the year, including:
•
Experience, responsibilities, and individual and overall Company performance;

•
Internal equity among executives;

•
Executive role in succession planning;

•
Competitive external market data and trends; and

•
Alignment with shareholders, customers and other colleagues.

As part of the responsibilities described in its charter, the HRCC sets objective business performance targets and the amounts payable at different levels of performance under each of our incentive plans. Goal setting is part of the Company’s overall business planning process. As part of this process, a range of performance scenarios is developed. Goals are then set at the threshold, target and maximum performance levels — driven by the strategic and operational plans as presented by management and approved by the Board. The HRCC also considers the probability of achievement of different levels of performance when setting goals.
The Role of the Independent Compensation Consultant
During 2023, the HRCC engaged Pay Governance as its independent compensation consultant to advise on executive compensation matters. Pay Governance specializes in executive compensation and related governance matters. To ensure the HRCC receives independent and unbiased advice and analysis, the consultant is prohibited from providing any services to management, although the consultant interacts with management from time to time in order to best coordinate with and deliver services to the HRCC. The HRCC has sole authority with regard to the decision to retain and terminate the compensation consultant (including the authority to approve the consultant’s fees and other retention terms). The consultant maintains active engagement with the HRCC Chair and reports to the HRCC. The HRCC annually reviews the independence of the consultant’s work under rules adopted by the SEC and NYSE and has found no conflicts.
The independent compensation consultant performed duties requested by the HRCC including:
•
Providing recommendations on the composition of the peer group;

•
Analyzing executive and director compensation in comparison to the peer group;

Clarivate 2024 Proxy Statement
•
Updating the HRCC on executive compensation and governance market trends;

•
Advising the HRCC on annual incentive and long-term equity plan designs;

•
Preparing a risk review relative to compensation policies and practices; and

•
Reviewing disclosures related to executive compensation.

Pay Governance speaks with the chair of the HRCC, as well as with management, in preparing for HRCC meetings, regularly attends HRCC meetings and meets from time to time in executive sessions with the HRCC without the presence of management.
The Role of Management
At the HRCC’s request, management provides information, analyses and recommendations regarding our executive compensation program, as well as information regarding our achievement of performance metrics. Our CEO discusses with the HRCC his views on the performance and the compensation of the other NEOs and CEO direct reports.
The Use of Peer Group Benchmarking and Market Data
Peer Group Benchmarking
The HRCC considers several factors in structuring our executive compensation program, determining pay components, and making compensation decisions. This includes an annual review and comparison of the compensation practices of select peer companies in our industry. These companies were chosen with guidance from our independent compensation consultant to be effective for fiscal year 2023. It was the HRCC’s intent to select companies that operate significant lines of business similar to Clarivate’s, are of similar size and therefore compete with Clarivate for executive talent.
We established a peer group for benchmarking executive pay based on the following guiding principles:
•
Companies engaged in intelligence development, data analytics, digital delivery, cybersecurity and intellectual property protections;

•
Revenues between $800 million to $8.2 billion (approximately 0.3x-3.0x Clarivate);

•
Market capitalization between $1.6 billion to $31.6 billion (approximately 0.25x-5.0x Clarivate);

•
Business/talent competitors of Clarivate;

•
A group of between 10 to 25 companies so that results are statistically reliable, and the peer group is sustainable over time; and

•
Availability of sufficient pay data for companies identified as potential peers.

Based on this analysis, the following 17 companies were selected as our primary peer group for compensation benchmarking in 2023 (“Peer Group”):
Clarivate 2023 Peer Group for Compensation Benchmarking Purposes
Dun & Bradstreet Holdings, Inc. (DNB)	ICON plc (ICLR)	Teradata Corporation (TDC)
Equifax, Inc. (EFX)	Informa plc (INF)	Thomson Reuters Corporation (TRI)
ExlService Holdings, Inc. (EXLS)	Moody’s Corporation (MCO)	TransUnion (TRU)
FactSet Research Systems Inc. (FDS)	Morningstar, Inc. (MORN)	Verisk Analytics, Inc. (VRSK)
Fair Isaac Corporation (FICO)	MSCI Inc. (MCSI)	Wolters Kluwer N.V. (WKL)
Gartner, Inc. (IT)	SS&C Technologies Holdings, Inc. (SSNC)

Clarivate 2024 Proxy Statement
The Use of Market Comparison Data
The HRCC approves the salary, Annual Incentive Plan (“AIP”) target annual cash incentive and Long-Term Incentive Plan (“LTI”) equity compensation of the NEOs at levels that are competitive with compensation paid to persons holding the same or similar positions at members of the Peer Group using available market comparison data regarding these companies as a guide. In addition to Peer Group market data, the HRCC also considered Willis Towers Watson compensation survey data from similar industries and geographies in its competitive analysis of NEO compensation. The use of market comparison data, however, is just one of the tools the HRCC uses to determine executive compensation, and the HRCC retains the flexibility to establish target compensation at levels it deems appropriate for an individual or for a specific element of compensation based on performance, experience, and breadth of responsibilities.
Good Governance Practices
We are committed to having policies in place to ensure effective oversight of our executive compensation program and strong corporate governance.
WHAT WE DO		WHAT WE DON’T DO
✓	We have an HRCC that is fully composed of independent directors	✘	We do not permit our colleagues to engage in hedging transactions
✓	The HRCC engages an independent compensation consultant	✘	We do not permit our colleagues to pledge Company securities to secure margin or other loans
✓	We have adopted share ownership guidelines for our executive officers and Board of Directors	✘	We do not reprice underwater stock options
✓	The majority of NEO pay is at risk and dependent upon performance	✘	We do not provide excise tax gross-up payments
✓	The mix of executive officer equity awards includes a performance-based element	✘	We do not have an evergreen provision that automatically adds shares to our equity incentive plan
✓	We engage with our shareholders to discuss executive compensation and corporate governance matters	✘	We do not provide excessive perquisites
✓	We maintain clawback policies that require covered executives to reimburse performance-based compensation in specified circumstances	✘	We do not grant single-trigger equity awards

Clarivate 2024 Proxy Statement
Elements of Compensation at a Glance — Mix of Fixed and Variable Performance-Based Compensation
We design our executive compensation programs to create a performance-based culture that rewards colleagues for collective performance and demonstration of our values and to align our colleagues’ interests with those of our public shareholders.
Our executive compensation program is tailored to our strategic priorities and our current business outlook, while also designed to motivate and retain our senior management team. Multiple components, described below, are utilized to achieve these objectives, with a heavy emphasis on pay that is variable or at risk depending directly on performance against strategic corporate metrics. Additional detail on each compensation element is provided in the “2023 Executive Compensation Program in Detail” section.
Pay Element	Fixed/Variable/ At-Risk	Payment Method	Alignment to Business Objectives
Base Salary	Fixed	Cash	Benchmark base salaries to ensure market competitiveness in the attraction and retention of key talent
Provides a competitive fixed rate of pay relative to similar positions in the market
Retirement, Health and Welfare Benefits		Benefits	Market-aligned programs to facilitate strong productivity and provide support in times of personal need
Health, welfare and retirement programs
Limited perquisites

Annual Incentive Plan	At-Risk/Variable	Cash	Rewards performance for achievement of rigorous and challenging short-term performance goals aligned with the Company’s annual operating plan
Motivates executives to deliver on individual objectives supportive of broader business objectives
Annual recognition of performance against pre-established targets

Long Term Incentive Program		PSUs and RSUs	Rewards performance for achievement of rigorous long-term performance goals aligned with the interests of shareholders and the Company’s strategy
Supports retention and mitigates excessive risk taking

Clarivate 2024 Proxy Statement
Alignment of Pay to Business Objectives
With regard to our variable/at-risk pay, we utilize multiple metrics to incentivize behavior that supports the achievement of our corporate goals.
For our AIP, the metrics selected to best support our short-term objectives include Adjusted EBITDA, Voice of Customer, and Individual Performance.
Our LTI program includes performance-based restricted share units (“PSUs”) that apply longer term metrics including, for our 2023 PSU grants, Adjusted diluted EPS and Adjusted EBITDA, and for our 2021 and 2022 PSU grants, Revenue, Adjusted EBITDA Margin, Adjusted diluted EPS and Adjusted EBITDA, with, for all years, a total shareholder return (“TSR”) modifier as compared to the S&P 500 measured over a cumulative 3-year period.
Compensation for Our Named Executive Officers
For 2023, our NEOs were:
Name	Title
Jonathan Gear	Chief Executive Officer
Jonathan Collins	Executive Vice President and Chief Financial Officer
Bar Veinstein	President, Academia and Government
Henry Levy	President, Life Sciences and Healthcare
Gordon Samson	President, Intellectual Property
Compensation Mix — Performance Based/At-Risk Compensation
The graphics below show the total target compensation mix of our CEO and our other NEOs. These illustrate that a majority of the NEOs’ total target compensation is at risk (91% for our CEO and an average of 81% for our other NEOs). For purposes of these estimates, total compensation is composed of base salary, AIP target and RSU/PSU grant value. AIP and equity grants are both considered at-risk pay.

(1)
Other NEOs include Messrs. Collins, Veinstein, Levy and Samson.

Clarivate 2024 Proxy Statement
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions for our NEOs other than the CEO, the HRCC considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The HRCC also takes into account factors such as relevant market data, overall Company performance, individual performance and contributions, and internal equity within the Company.
During 2023, the HRCC determined the appropriate annual base salary rate for each NEO as follows:
Name	2023 Year-End Base Salary	2022 Year-End Base Salary	% Increase
Jonathan Gear	$900,000	$900,000	0%
Jonathan Collins	$750,000	$750,000	0%
Bar Veinstein(1)(2)	$600,000	N/A	N/A
Henry Levy(1)	$600,000	N/A	N/A
Gordon Samson(1)(2)(3)	$600,000	$553,124	8.5%

(1)
Mr. Veinstein joined Clarivate on April 24, 2023 as President of our Academia and Government Segment. Mr. Levy joined Clarivate on May 1, 2023 as President of our Life Sciences and Healthcare Segment. Mr. Samson was promoted to President of our Intellectual Property Segment on April 1, 2023.

(2)
Mr. Veinstein is based in Israel and his 2023 salary has been converted to USD using an ILS: USD exchange rate of 0.273 on his hire date. Mr. Samson is based in Jersey and his 2023 and 2022 salary amounts have been converted to USD using a GBP: USD exchange rate of 1.2341 we used for 2023 budget planning.

(3)
Mr. Samson received an increase in April 2023 based on his promotion and includes amounts previously provided to Mr. Samson in the form of a housing allowance. In connection with this increase, the housing allowance was eliminated.

2023 Annual Incentive Plan
Our AIP provides the opportunity for annual cash incentives to be made to approximately 82% of our colleagues which are tied to pre-established Adjusted EBITDA performance, Voice of Customer achievement and an individual performance modifier.
Each NEO has a target AIP award, which is defined as a percentage of the respective NEO’s eligible base pay.
The table below provides end-of-year AIP targets for 2023, which reflect no changes from 2022.
Name	2023 AIP Target
Jonathan Gear	150%
Jonathan Collins	100%
Bar Veinstein(1)	100%
Henry Levy(1)	100%
Gordon Samson	100%

(1)
Messrs. Veinstein and Levy are eligible for a full year bonus amount in 2023 (not pro-rated based on their hire dates) per the terms of their respective offers of employment.

Clarivate 2024 Proxy Statement
AIP Goals
AIP bonus payouts are determined by a combination of pre-bonus Adjusted EBITDA performance and Voice of Customer achievement. Pre-bonus Adjusted EBITDA goals are tied to 90% of our targeted bonus amounts and Voice of Customer achievement is tied to 10% of our targeted bonus amounts, with the total AIP bonus subject to adjustment based on individual performance. Pre-bonus Adjusted EBITDA performance can result in a payout between 0% and 200% of target.
The Voice of Customer metric is based on results of surveys sent to 100% of our customers. Voice of Customer can directly impact our revenues and represents a key component of our measurement of success. This goal was called “Customer Delight” in prior years and was changed to Voice of Customer to represent an industry-renowned standard that measures customer loyalty through Net Promoter Score. Voice of Customer achievement can result in a payout between 90% and 110% of target.
The individual performance modifier can be used to increase or decrease an individual’s final AIP payment based upon that individual’s personal performance, provided that the maximum payment could not exceed 200% of the AIP target.
Achievement of AIP Goals
•
Pre-bonus Adjusted EBITDA.   Based on the final pre-bonus Adjusted EBITDA results for 2023, we determined pre-bonus Adjusted EBITDA was achieved at 71% of target. The table below provides the threshold, target and maximum pre-bonus Adjusted EBITDA opportunities, as well as the actual results achieved in 2023.

•
Voice of Customer:   Based on the final Voice of Customer results for 2023, we determined Voice of Customer was achieved at 90% of target. The table below provides the threshold, target and maximum Voice of Customer opportunities, as well as the actual results achieved in 2023.

2023 CORPORATE AIP GOALS
Metric	Weighting	Payout Level		2023 Corporate Goal (in millions, except Voice of Customer)	2023 Results (in millions, except Voice of Customer)
Pre-bonus Adjusted EBITDA(1)	90%	Threshold	0%	$1,126
		Target	100%	$1,215	$1,172
		Maximum	200%	$1,303
Voice of Customer	10%	Threshold	90%	<79
		Target	100%	79	76
		Maximum	110%	>79

(1)
Adjusted EBITDA is a non-GAAP measure. For a description and a reconciliation of such non-GAAP measure to the most directly comparable GAAP financial measure, please see Appendix A.

•
Final AIP Payments.   For the NEOs, the HRCC determined that payouts should be 73% of target based on the table below and results discussed above. No discretion was exercised with respect to the NEO’s payout.

Clarivate 2024 Proxy Statement
Final Calculation-AIP Payments
		Pre-bonus Adjusted EBITDA Performance			Voice of Customer Performance
Name	AIP Target ($)	% of AIP Tied to Goal	Performance Level Achieved	Amount Earned ($)	% of AIP Tied to Goal	Performance Level Achieved	Amount Earned ($)	Individual Modifier(3)	Final AIP Payment ($)
Jonathan Gear	1,350,000	90%	71%	864,000	10%	90%	121,500	—	985,500
Jonathan Collins	750,000	90%	71%	480,000	10%	90%	67,500	—	547,500
Bar Veinstein(1)(2)	600,000	90%	71%	384,000	10%	90%	54,000	—	438,000
Henry Levy(1)	600,000	90%	71%	384,000	10%	90%	54,000	—	438,000
Gordon Samson(2)	588,434	90%	71%	376,598	10%	90%	52,959	—	429,557

(1)
Messrs. Veinstein and Levy are eligible for a full year bonus amount in 2023 (not pro-rated based on their hire dates) per the terms of their respective offers of employment. The AIP Target reflected in this table reflects the full year amount.

(2)
Mr. Veinstein is based in Israel and his payment has been converted to USD using an ILS: USD exchange rate of 0.273. Mr. Samson is based in Jersey and his payment has been converted to USD using a GBP: USD exchange rate of 1.2341.

(3)
No adjustment was made to final payouts based on individual performance.

2023 Long-Term Incentive Program
Incentive Award Plan Grant Practices
Annual LTI awards to NEOs are typically granted in the first quarter of the year, although LTI awards may also be granted to NEOs as part of the hiring process or in connection with a change in responsibility. The HRCC approves the type and number of awards to be granted and the performance criteria for awards. For all such grants, the grant date is no earlier than the date of HRCC approval. Awards are not spring-loaded or otherwise timed to take advantage of material nonpublic information.
The HRCC has delegated to the CEO the authority to grant equity awards, including annual LTI awards, to eligible employees (other than the CEO and persons subject to Section 16 of the Exchange Act), provided the total awards remain within specified limits and subject to terms and conditions approved by the HRCC. In addition, on a quarterly basis, the HRCC reviews the shares granted from this award budget.
Equity Programs
We consider share ownership to be a key component in our compensation programs because it aligns the goals of our colleagues with those of our shareholders. Through the LTI program, our most senior leaders are eligible for annual equity awards under the Clarivate 2019 Incentive Award Plan (the “Incentive Award Plan”). Our key equity programs include LTI for NEOs and senior management, which consists of performance-based restricted share units (“PSUs”) and restricted share units (“RSUs”).
As discussed above, PSUs are granted to our most senior leaders, thereby placing a larger percentage of their compensation “at risk.”
The following is the mix of performance and time-based equity awarded through our annual LTI program. See footnotes to the “2023 NEO Equity Awards” table below for a description of equity granted outside of the annual equity cycle.
Ratio of Performance to Time-Based Equity
Position	PSUs	RSUs
CEO	75%	25%
Other NEOs	50%	50%

Clarivate 2024 Proxy Statement
RSUs vest ratably over three years, with 1/3 of the award vesting on each of the first three anniversaries of the grant date. PSUs cliff-vest at the end of a three-year period subject to achievement of performance measures and continued employment.
•
The 2021 awards have three one-year measurement periods with a three-year relative TSR modifier as compared to the S&P 500. At the end of the three-year period, performance achievement percentages for each of the one-year measurement periods are averaged and the resulting overall performance achievement percentage is modified in accordance with our three-year relative TSR modifier.

•
The 2022 awards have two measurement periods (the first is one-year relative to 2022 and the second is two years relative to 2023-2024) with a three-year relative TSR modifier as compared to the S&P 500. At the end of the three-year period, performance achievement percentages for each of the measurement periods is weighted one-third for the first period and two-thirds for the second period and the resulting overall performance achievement percentage is modified in accordance with our three-year relative TSR modifier.

•
The 2023 awards have one three-year measurement period with a three-year relative TSR modifier as compared to the S&P 500. At the end of the three-year period, the performance achievement is modified in accordance with our three-year relative TSR modifier.

PSU Grants
2021 Performance.   The table below contains the performance metrics relative to the first measurement period of the 2021 awards and the TSR modifier that will increase or decrease the final payout by as much as 20%, as illustrated below. The overall payout of the PSUs is capped at 200% of the target shares granted.
2021 PSU — First Measurement Period Metrics
Revenue and Adjusted EBITDA Margin %				Modifier: 3-Year Relative TSR vs. S&P 500
2021 Goals
Performance Range	Payout Range	Revenue ($m) (50%)	Adjusted EBITDA Margin % (50%)	Percentile	Modifier
Maximum	200%	$1,850	46.0%	=>P75	1.2x
Target	100%	$1,802	45.0%	P50	1.0x
Threshold	50%	$1,750	42.5%	<=P25	0.8x
Based on 2021 financial results, actual performance versus the performance goals was 63.6% of target that is weighted one-third in the overall performance achievement at the end of 2023, relative to the 2021 awards.
2022 Performance.   The table below contains the performance metrics relative to the second measurement period of the 2021 awards and the first measurement period of the 2022 awards and the TSR modifier that will increase or decrease the final payout by as much as 20%, as illustrated below. The overall payout of the PSUs is capped at 200% of the target shares granted.

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2021 PSU — Second Measurement Period and 2022 PSU —
First Measurement Period Metrics
Revenue and Adjusted EBITDA Margin %				Modifier: 3-Year Relative TSR vs. S&P 500
2022 Goals
Performance Range	Payout Range	Revenue ($m) (50%)	Adjusted EBITDA Margin % (50%)	Percentile	Modifier
Maximum	200%	$2,911	42.9%	=>P75	1.2x
Target	100%	$2,840	41.9%	P50	1.0x
Threshold	50%	$2,740	41.4%	<=P25	0.8x
Based on 2022 financial results, actual performance versus the performance goals was 90.7% of target that is weighted one-third in the overall performance achievement at the end of 2023, relative to the 2021 awards: and will be weighted one-third in the overall performance achievement at the end of 2024, relative to the 2022 awards. Our three-year relative TSR performance modifier will not be measured until the completion of the three-year performance period ending December 31, 2024, relative to the 2022 awards.
2023 Performance.   The table below contains the performance metrics relative to the third and final measurement period of the 2021 awards and the TSR modifier that increases or decreases the final payout by as much as 20%, as illustrated below. The overall payout of the PSUs is capped at 200% of the target shares granted.
2021 PSU — Third Measurement Period Metrics
Adjusted Diluted EPS and Adjusted EBITDA				Modifier: 3-Year Relative TSR vs. S&P 500
2023 Goals
Performance Range	Payout Range	Adjusted Diluted EPS (50%)	Adjusted EBITDA ($m) (50%)	Percentile	Modifier
Maximum	200%	$0.83	$1,145	=>P75	1.2x
Target	100%	$0.80	$1,130	P50	1.0x
Threshold	50%	$0.77	$1,116	<=P25	0.8x
The HRCC approved adjustments to both our Adjusted EPS and Adjusted EBITDA results for 2023 to reflect divestitures that occurred during the performance period, as contemplated by the plan. Based on 2023 financial results post these adjustments, actual performance versus the performance goals was 166.9% of target that is weighted one-third in the overall performance achievement at the end of 2023, relative to the 2021 awards. The overall three-year performance achievement versus the performance goals is 107% for the 2021 awards by averaging the attainment for each of the three performance periods. Our three-year TSR performance (2021-2023) was less than the 25th percentile of the S&P 500 and therefore modifies the overall performance achievement by .8, resulting in a final performance achievement of 85.6% relative to the 2021 awards.

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The table below provides details of the RSUs and PSUs granted to our NEOs in 2023.
2023 NEO EQUITY AWARDS
	RSUs		PSUs(1)
NEO	Units (#)	Grant Value ($)	Target Units (#)	Grant Value ($)
Jonathan Gear	164,185	1,874,993	648,994	8,704,350
Jonathan Collins	109,457	1,249,999	167,610	2,174,507
Bar Veinstein(2)	113,378	999,994	113,378	1,185,934
Henry Levy(2)	113,378	999,994	113,378	1,185,934
Gordon Samson	87,565	999,992	138,125	1,776,581

(1)
The PSU grants represent 33% of the total PSUs granted in 2021 (i.e., the PSUs with respect to the 2023 measurement period) plus 67% of the total PSUs granted in 2022 (i.e., the PSUs with respect to the 2023-2024 measurement period) plus 100% of the PSUs granted in 2023 (i.e., the PSUs with respect to the 2023-2025 measurement period). See footnote to the Summary Compensation Table for more information.

(2)
The grants to Messrs. Veinstein and Levy were made in May 2023 in connection with their commencement of employment. In addition to the grants in the table above.

Mr. Veinstein received a sign-on RSU grant for 680,272 shares with a total grant date value of $5,999,999 in connection with his commencement of employment. Mr. Levy received a sign-on RSU grant for 226,757 shares with a total grant date value of $1,999,997. The RSUs will vest 40% on May 1, 2024, 40% on May 1, 2025, and 20% on May 1, 2026, subject to continued employment through each vesting date. These sign-on grants were intended to replace forfeited compensation from their prior employers.
Retirement, Health and Welfare Benefits
We sponsor a qualified defined contribution plan (“401(k) Plan”) for all U.S. colleagues, including our U.S.-based NEOs. In addition, we sponsor a qualified defined contribution plan for UK colleagues, including our UK-based NEOs. Other than the qualified plans described above, we do not provide any other pension plan, supplemental retirement plan, or deferred compensation plan to our NEOs. We do provide company matches to employee contributions to qualified retirement plans and these are reported as All Other Compensation in the Summary Compensation Table.
We also provide NEOs with life and medical insurance, and other benefits generally available to all colleagues. The only perquisite we provide our NEOs is reimbursement to be used toward an annual executive physical, not to exceed $10,000 in any given year. We do not provide a gross up on taxes paid by NEOs in connection with such reimbursement.

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Share Ownership Guidelines
We have adopted the following share ownership guidelines for our non-employee compensated directors, CEO, executive officers and our executive leadership team. All have met or are on track to achieve their applicable guideline by the end of the 5-year compliance period.
Position	Share Ownership Guidelines
Chief Executive Officer	6 times base salary
Other Executive Officers and Leadership Team	3 times base salary
Non-employee Directors	5 times annual retainer
What counts as ownership	What does not count as ownership
✓ Shares owned directly or indirectly via a trust ✓ Shares held in a 401(k) account ✓ Shares held by spouse or minor children ✓ Unvested RSUs ✓ Unvested deferred shares/share units	✘ Unvested and Unearned PSUs ✘ Unexercised stock options
Insider Trading Policy
We have an insider trading policy that prohibits officers, directors, colleagues and consultants of the Company from trading while in possession of material, non-public information about the Company. We impose quarterly trading blackouts applicable to certain designated colleagues who may have access to inside information prior to the release of earnings and we require all executive officers and other designated insider colleagues to pre-clear any transactions with the Company before trading in the Company’s shares.
No Hedging Policy
Certain forms of hedging or monetization transactions allow an individual to lock in much of the value of his or her ordinary shares, often in exchange for all or part of the potential for upside appreciation in the ordinary shares. These transactions allow the continued ownership of the covered securities, but without the full risks and rewards of ownership. When that occurs, the individual entering into the transaction may no longer have the same objectives as the Company’s other shareholders.
Therefore, our insider trading policy prohibits directors, executive officers, colleagues and consultants from engaging in such transactions.
No Pledging Policy
We have a policy that prohibits our directors, executive officers, colleagues and consultants from pledging the Company’s securities as collateral to secure loans or otherwise. This includes a prohibition on holding the Company’s securities in a margin account, which would allow the director or executive officer to borrow against their holdings to buy securities.
Risk Assessment and Mitigation of Compensation Policies and Practices
The Board of Directors is responsible for the oversight of the Company’s ongoing assessment and management of material risks impacting our business. The HRCC oversees compensation risk management by participating in the creation and approval of compensation elements, programs and performance metrics that encourage an appropriate level of risk-taking consistent with our business strategy.
The HRCC has reviewed our incentive compensation program, taken into account the concept of risk as it relates to our compensation program, considered various mitigating factors and reviewed each of these items with its independent compensation consultant. In addition, Pay Governance conducted an

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independent risk assessment of our executive compensation program and determined that our compensation program does not create risks that are reasonably likely to have a material adverse effect on our business. Based on these reviews and discussions, among other factors considered by the HRCC, the HRCC believes that our compensation program is structured to minimize the risk of material adverse effects on our business.
We established short-term and long-term incentive plans that include a mix of performance metrics that align with our overall corporate goals and strategy and do not encourage excessive risk taking in order to meet one particular goal. As noted above in “Compensation Policies,” we have share ownership guidelines and prohibitions against hedging and pledging of our securities.
In 2023, we adopted an executive compensation recoupment policy intended to comply with the requirements of Section 10D of the Exchange Act and the rules of the New York Stock Exchange under which the HRCC must recover certain excess incentive-based compensation paid to executive officers in the event of a restatement of our financial statements due to our material noncompliance with any financial reporting required under U.S. federal securities laws.
Also in 2023, we adopted a detrimental conduct compensation recoupment policy under which the HRCC may recover compensation from (i) any current or former CEO of the Company, (ii) any individual who, at any time, was designated as an “officer” of the Company as defined under Rule 16a-1(f), and (iii) any current or former employee of the Company who at any time during his or her employment was a member of our Executive Leadership Team. The potential recovery period is the three-year period preceding the date of certain detrimental conduct, including conduct such as willful acts that injure the reputation, business or any business relationship of the Company, indictment or conviction of a crime, violations of any non-compete, non-solicitation or confidentiality covenant and violations of any material Company policies.
Impact of Accounting and Tax Treatment
The HRCC annually reviews and considers the deductibility of the compensation paid to our executive officers, including each of the NEOs. The HRCC considers the accounting and tax treatment to Clarivate and the NEOs in its decision-making process. We strive to ensure that there are no significant negative accounting or tax implications due to the design of our compensation programs; however, we will base our decisions on what we believe is necessary and appropriate to further the growth of our Company, align with our shareholders’ interests, and pay for performance.

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EXECUTIVE COMPENSATION TABLES
2023 Summary Compensation Table
The following summary compensation table sets forth information concerning compensation earned by our NEOs in 2023.
	Year	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4) ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation(5) ($)	All Other Compen- sation(6) ($)	Total ($)
Jonathan Gear Chief Executive Officer	2023	902,472	—	10,579,343	—	985,500	13,530	12,480,845
	2022	432,692	—	7,561,183	—	381,568	165	8,375,608
Jonathan Collins Executive Vice President and Chief Financial Officer	2023	752,060	—	3,424,506	—	547,500	13,530	4,737,596
	2022	752,060	750,000	1,655,311	—	444,675	12,530	3,614,576
	2021	32,555	—	7,403,195		—	16	7,435,766
Bar Veinstein(1)(7) President, Academia and Government	2023	411,884	—	8,185,927	—	438,000	63,472	9,099,283
Henry Levy(1) President, Life Sciences and Healthcare	2023	399,725	—	4,185,925	—	438,000	13,420	5,037,070
Gordon Samson(7) President, Intellectual Property	2023	588,281	—	2,776,573	—	429,557	59,157	3,853,568
	2022	583,874	—	1,375,611	—	346,310	93,020	2,398,815
	2021	479,049	—	1,578,182	—	123,936	83,506	2,264,673

(1)
Mr. Veinstein became an executive officer on his hire date of April 24, 2023. Mr. Levy became an executive officer on his hire date of May 1, 2023.

(2)
Salary earned for Messrs. Veinstein and Levy is for the period of hire date through the end of 2023.

(3)
This amount represents a sign-on bonus paid to Mr. Collins in March 2022 related to his offer of employment.

(4)
Amounts shown are the aggregate grant date fair value of PSUs and RSUs granted under our long-term incentive program as described above under “2023 Long Term Incentive Program”, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. Information about the assumptions used to calculate the grant date fair value of the stock can be found in our Annual Report on Form 10-K under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Note 1: Nature of Operations and Summary of Significant Accounting Policies — Share Based Compensation” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Note 12: Share-based Compensation.” PSUs are reported at target performance, which was the most probable outcome of their performance conditions as of their grant date. These amounts do not necessarily correspond to the actual value that may be realized by the NEOs. At the maximum performance level of 200%, the grant date fair value of the PSUs would be as follows: Mr. Gear, $17,408,700; Mr. Collins, $4,349,013; Mr. Veinstein, $2,371,868; Mr. Levy, $2,371,868; and Mr. Samson, $3,553,161. The grant date fair value of the PSUs is calculated using a Monte Carlo valuation which takes into consideration the probability of the PSUs paying out at different levels.

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The PSU grants represent all of the PSUs awarded for 2023 plus the second tranche (covering two years) of the total PSUs awarded for 2022 plus the third tranche of the total PSUs awarded in 2021. Since performance goals for the remaining performance periods of the 2022 and 2021 awards were established and approved by the HRCC in 2023, these are considered granted for accounting purposes in 2023.
(5)
Represents annual incentive payments under our AIP that were paid in March 2024 for 2023 performance.

(6)
All Other Compensation includes (a) Company contributions to the Company’s defined contribution plans as follows: $13,200 to Messrs. Gear, Collins and Levy, $68,610 to Mr. Veinstein and $58,828 to Mr. Samson; and (b) company paid life insurance premiums in the amount of $330 for Messrs. Gear and Collins, $220 for Mr. Levy and $329 for Mr. Samson.

(7)
Mr. Veinstein is based in Israel and his salary has been converted to USD using an ILS: USD exchange rate of 0.273. Mr. Samson is based in Jersey and his salary has been converted to USD using a GBP: USD exchange rate of 1.2341.

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Grants of Plan-Based Awards
The following table provides information regarding grants of plan-based awards to our NEOs. No stock options were granted in fiscal year 2023.
			AIP			PSUs			RSUs
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) ($)	Grant Date Fair Value of Stock Awards(4) ($)
Name	Grant Date	Approval Date	Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
Jonathan Gear			675,000	1,350,000	2,700,000
	02/22/2023	02/22/2023				62,575	156,438	312,876		1,606,618
	03/01/2023	02/22/2023				197,022	492,556	985,112		7,097,732
	03/01/2023	02/22/2023							164,185	1,874,993
Jonathan Collins			375,000	750,000	1,500,000
	02/22/2023	02/22/2023				23,261	58,153	116,306		597,231
	03/01/2023	02/22/2023				43,782	109,457	218,914		1,577,275
	03/01/2023	02/22/2023							109,457	1,249,999
Bar Veinstein			300,000	600,000	1,200,000
	05/01/2023	03/21/2023				45,351	113,378	226,756		1,185,934
	05/01/2023	03/21/2023							113,378	999,994
	05/01/2023	03/21/2023							680,272	5,999,999
Henry Levy			300,000	600,000	1,200,000
	05/01/2023	03/21/2023				45,351	113,378	226,756		1,185,934
	05/01/2023	03/21/2023							113,378	999,994
	05/01/2023	03/21/2023							226,757	1,999,997
Gordon Samson			294,217	588,434	1,176,868
	02/22/2023	02/22/2023				1,615	4,038	8,076		36,988
	02/22/2023	02/22/2023				18,608	46,522	93,044		477,781
	03/01/2023	02/22/2023				35,026	87,565	175,130		1,261,812
	03/01/2023	02/22/2023							87,565	999,992
(1)
The threshold, target and maximum amounts shown under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflect the ranges of payments that could be made under the AIP. Actual payments under the AIP are shown in the Summary Compensation Table. Messrs. Veinstein and Levy are eligible for a full year bonus amount in 2023 (not pro-rated based on their hire dates) per the terms of their respective offers of employment.

(2)
Awards reported in this column represent the number of PSUs granted under the 2019 Incentive Plan. The PSUs granted on February 22, 2023 represent the second tranche (covering two years) of the total PSUs awarded for these grants in 2022 and the third tranche of the total PSUs awarded for grants in 2021. The PSUs granted on March 1, 2023 and May 1, 2023 represent PSUs awarded for these grants in 2023. Since performance goals for the remaining performance periods of the 2022 and 2021 awards were established and approved by the HRCC in 2023, these are considered granted for accounting purposes in 2023.

(3)
Awards reported in this column represent the number of time-based RSUs granted under the 2019 Incentive Plan.

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(4)
Represents the grant date fair value of stock awards, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. PSUs are reported at target performance, which was the most probable outcome of their performance conditions as of their grant date. At the maximum performance level of 200%, the grant date fair value of the PSUs would be as follows: Mr. Gear, $17,408,700; Mr. Collins, $4,349,013; Mr. Veinstein, $2,371,868; Mr. Levy, $2,371,868; and Mr. Samson, $3,553,161.

Mr. Veinstein received a sign-on RSU grant for 680,272 shares with a total grant date value of $5,999,999 in connection with his commencement of employment. Mr. Levy received a sign-on RSU grant for 226,757 shares with a total grant date value of $1,999,997 in connection with his commencement of employment. For each of Mr. Veinstein and Mr. Levy, RSUs will vest 40% on May 1, 2024, 40% on May 1, 2025, and 20% on May 1, 2026, subject to continued employment through each vesting date.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning the outstanding equity awards held by our NEOs at the end of fiscal year 2023. None of our NEOs were holding stock options at the end of the fiscal year.
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)(3) ($)
Jonathan Gear	07/15/2022	156,438	1,448,616	234,657	2,172,924
	07/15/2022	151,625	1,404,048
	03/01/2023	164,185	1,520,353	492,556	4,561,069
Jonathan Collins	12/16/2021	62,554	579,250
	03/01/2022	58,153	538,497	87,229	807,741
	03/01/2023	109,457	1,013,572	109,457	1,013,572
Bar Veinstein	05/01/2023	113,378	1,049,880	113,378	1,049,880
	05/01/2023	680,272	6,299,319
Henry Levy	05/01/2023	113,378	1,049,880	113,378	1,049,880
	05/01/2023	226,757	2,099,770
Gordon Samson	06/21/2021	15,583	144,299
	08/15/2021	14,406	133,400
	03/01/2022	46,522	430,794	69,783	646,191
	03/01/2023	87,565	810,852	87,565	810,852

(1)
Awards shown are time-based RSUs. Mr. Samson’s amount includes 10,368 shares earned on his 2021 PSU grant since the performance period has ended and the shares earned will vest based on his continued employment through the vest date. These awards are scheduled to vest as shown in the table below if the individual remains continuously employed by the Company through the vest date.

(2)
Market value reflects the $9.26 closing price of Clarivate stock on December 29, 2023.

(3)
Awards shown include all tranches of the PSUs granted in 2021, 2022 and 2023, reported at target performance. PSUs will vest at the end of a three-year performance period from the grant date, subject to meeting performance metrics and the individual remaining continuously employed by the Company through the vesting date.

Name	Vesting Date	Number of Shares Vesting
Jonathan Gear	03/01/2024	132,947
	07/11/2024	101,083
	03/01/2025	132,947
	07/11/2025	50,542
	03/01/2026	54,729

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Name	Vesting Date	Number of Shares Vesting
Jonathan Collins	03/01/2024	128,115
	03/01/2025	65,563
	03/01/2026	36,486
Bar Veinstein	03/01/2024	37,792
	05/01/2024	272,108
	03/01/2025	37,793
	05/01/2025	272,109
	03/01/2026	37,793
	05/01/2026	136,055
Henry Levy	03/01/2024	37,792
	05/01/2024	90,702
	03/01/2025	37,793
	05/01/2025	90,703
	03/01/2026	37,793
	05/01/2026	45,352
Gordon Samson	02/21/2024	10,368
	03/01/2024	68,032
	08/15/2024	4,038
	03/01/2025	52,449
	03/01/2026	29,189
Option Exercises and Stock Vested
The following table provides information concerning stock options exercised by our NEOs and the vesting of restricted stock units held by our NEOs during 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Jonathan Gear	—	—	179,301	1,876,789
Jonathan Collins	—	—	154,183	1,760,770
Bar Veinstein	—	—	—	—
Henry Levy	—	—	—	—
Gordon Samson	—	—	42,882	472,147

(1)
The value realized upon option exercise is the difference between the exercise price and the fair market value of the shares on the date of exercise.

(2)
Represents the aggregate dollar amount realized, which is calculated by multiplying the number of shares of RSUs that vested by the fair market value of our stock on the vesting date.

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EXECUTIVE EMPLOYMENT AGREEMENTS
The Company has entered into employment agreements with our current CEO and each of our other NEOs. These employment agreements are for the purpose of establishing each NEO’s employment terms and providing a description of the compensation elements and benefits to which each NEO is entitled. None of the employment agreements provide for severance upon a voluntary termination of employment nor do they provide for single-trigger change-in-control payments.
The employment agreements provide each executive with an annual base salary to be reviewed at the discretion of management and the HRCC and adjusted dependent on performance. In addition, each executive is eligible to participate in the AIP and is entitled to participate in employee benefit plans, programs and arrangements as are customarily provided to our executives. The employment agreements with Messrs. Gear, Collins and Levy do not constitute a contract of employment, do not entitle them to employment for any specified period and therefore their employment is considered “at will.” The employment agreement with Mr. Veinstein constitutes an Israeli contract of employment. The employment agreement with Mr. Samson constitutes a UK contract of employment.
Under the terms of their employment agreements or separate restrictive covenant agreements, Messrs. Gear, Collins, Veinstein, Levy and Samson are subject to perpetual confidentiality and intellectual property provisions and restrictive covenants related to non-competition and non-solicitation of employees, customers, and suppliers for 12-months post-termination, whether voluntary or involuntary.
On June 30, 2021, the Company adopted the Executive Severance Plan (ESP), pursuant to which each of our NEOs are eligible to receive severance benefits upon an involuntary termination without cause (including enhanced severance benefits in connection with an involuntary termination following a change in control). While each of our NEOs are eligible to receive severance benefits pursuant to the terms of their employment agreements, the ESP provides that, in order to receive benefits under the ESP, the eligible executive cannot receive benefits under another severance agreement. Payment of severance under the ESP and each NEO’s employment agreement is contingent upon the executive entering into a release of claims with the Company. There is no eligibility for severance benefits under the employment agreements or the ESP if the applicable executive voluntarily resigns or the Company terminates him for cause.
The following describes, for our current CEO and other NEOs, the benefits that would be received under their respective employment agreements or the ESP in various termination circumstances:
•
Pursuant to the ESP, in the event of an involuntary termination without cause, the NEOs are entitled to severance in the amount of 18 months of annual base salary, 1.5 times AIP target and to the extent the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) applies, 18 months of continued benefits coverage relative to medical, dental and vision plans. Any unvested RSUs shall become vested to the extent the RSUs would have otherwise vested had the NEOs’ employment continued over the 18-month period following the NEOs’ termination date. All outstanding PSUs will be forfeited. The expiration date of any outstanding stock options will be extended to two years from December 31 of the year the NEO is terminated.

•
Pursuant to the terms of Mr. Gear’s employment agreement, in the event of any involuntary termination without cause, Mr. Gear is eligible to receive the same benefits as under the ESP, except that Mr. Gear’s PSUs will remain outstanding and eligible to vest based on actual performance through the end of the performance period, pro-rated for service between the grant date and the date of termination.

In the event of an involuntary termination without cause that is within 12 months following a Change in Control, pursuant to the ESP, the NEOs are entitled to severance in the amount of 24 months of annual base salary, 2 times AIP target and if COBRA applies, 24 months of continued benefits coverage relative to medical, dental and vision plans. The expiration date of any outstanding stock options will be extended to two years from December 31 of the year the NEO is terminated. Pursuant to the terms of the NEOs’ current award agreements, any unvested RSUs and PSUs shall immediately vest (with PSUs vesting at such level of performance determined by the Board).

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The cash severance amount due under the ESP is paid in accordance with the terms of the applicable separating NEO’s separation agreement, which may provide for payment in a lump sum or in installments.
In the event of termination due to death or disability, the NEOs are not entitled to any severance or continuation of benefits under their respective employment agreements or the ESP. Pursuant to the terms of the NEOs’ current award agreements, any unvested RSUs and PSUs shall immediately vest, with PSUs deemed earned at target.
NEO Changes
On April 24, 2023, Bar Veinstein joined the Company as President of our Academia and Government Segment. Pursuant to his employment agreement, Mr. Veinstein received an initial annual base salary of $600,000 and a target annual cash incentive bonus opportunity equal to 100% of his base salary under the Company’s annual incentive plan. For 2023, he is entitled to a full year bonus amount. Pursuant to Mr. Veinstein’s employment agreement he received an equity grant in 2023 with a grant date fair value of $2 million (50% in RSUs and 50% in PSUs). Mr. Veinstein’s target annual long-term equity incentive compensation opportunity for 2024 will be a grant date value equal to at least $2 million. Thereafter, equity awards will be established by the Board in its discretion. In addition, pursuant to the terms of his employment agreement, Mr. Veinstein received a one-time sign-on grant of RSUs, with a grant date value equal to $6 million, which vests 40% on the first and second anniversaries of the grant date and 20% on the third anniversary of the grant date. This grant was intended to replace forfeited compensation from his prior employer.
On May 1, 2023, Henry Levy joined the Company as President of our Life Sciences and Healthcare Segment. Pursuant to his employment agreement, Mr. Levy received an initial annual base salary of $600,000 and a target annual cash incentive bonus opportunity equal to 100% of his base salary under the Company’s annual incentive plan. For 2023, he is entitled to a full year bonus amount. Pursuant to Mr. Levy’s employment agreement he received an equity grant in 2023 with a grant date fair value of $2 million (50% in RSUs and 50% in PSUs). Mr. Levy’s target annual long-term equity incentive compensation opportunity for 2024 will be a grant date value equal to at least $2 million. Thereafter, equity awards will be established by the Board in its discretion. In addition, pursuant to the terms of his employment agreement, Mr. Levy received a one-time sign-on grant of RSUs, with a grant date value equal to $2 million, which vests 40% on the first and second anniversaries of the grant date and 20% on the third anniversary of the grant date. This grant was intended to replace forfeited compensation from his prior employer.

Clarivate 2024 Proxy Statement
POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL
The information in the table below provides the estimated value of compensation that would have been paid to each of our NEOs in the event the NEO was involuntarily terminated by the Company for reason other than cause on December 31, 2023.
Name	Description of Payments	Involuntary Termination Without Cause (not Related to Change in Control) ($)	Involuntary Termination Without Cause (Change in Control) ($)	Death or Disability ($)
Jonathan Gear	PSUs(1)	2,336,257	6,733,992	6,733,992
	RSUs(2)	3,866,226	4,373,016	4,373,016
	Severance(3)	3,375,000	4,500,000	—
	Continued Benefits(3)	35,852	47,803	—
Total Jonathan Gear		9,613,335	15,654,811	11,107,008
Jonathan Collins	PSUs(1)	—	1,821,312	1,821,312
	RSUs(2)	1,793,458	2,131,319	2,131,319
	Severance(3)	2,250,000	3,000,000	—
	Continued Benefits(3)	35,852	47,803	—
Total Jonathan Collins		4,079,310	7,000,434	3,952,631
Bar Veinstein	PSUs(1)	—	1,049,880	1,049,880
	RSUs(2)	5,739,367	7,349,199	7,349,199
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	—	—	—
Total Bar Veinstein		7,539,367	10,799,079	8,399,079
Henry Levy	PSUs(1)	—	1,049,880	1,049,880
	RSUs(2)	2,379,727	3,149,650	3,149,650
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	38,984	51,979	—
Total Henry Levy		4,218,711	6,651,509	4,199,530
Gordon Samson	PSUs(1)	—	1,569,218	1,569,218
	RSUs(2)	1,153,046	1,423,336	1,423,336
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	—	—	—
Total Gordon Samson		2,953,046	5,392,554	2,992,554

(1)
As described in “Executive Employment Agreements,” the vesting of PSUs will accelerate in full in the event of death or disability or upon a termination without cause in the 12 months following a change in control. In the event of an involuntary termination without cause at any other time, PSUs (with the exception of PSUs held by Mr. Gear) will be forfeited. Mr. Gear’s employment agreement provides for a pro-rata vesting of any PSU grants in the event of an involuntary termination without cause, subject to actual performance through the end of the performance period.

(2)
As described in “Executive Employment Agreements,” the vesting of RSUs will accelerate in full in the event of death or disability or upon a termination without cause in the 12 months following a

Clarivate 2024 Proxy Statement
change in control. In the event of an involuntary termination without cause, any unvested RSUs (other than as noted below) shall become vested to the extent the RSUs would have otherwise vested had the NEOs’ employment continued over the 18-month period following the NEOs’ termination date. Mr. Gear’s sign-on RSU grants provide for immediate vesting upon involuntary termination without cause.
(3)
See “Executive Employment Agreements” for a description of how salary, AIP and continued benefits are determined for each NEO.

Clarivate 2024 Proxy Statement
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our colleagues (other than our CEO) and the annual total compensation of our CEO, Mr. Gear on December 31, 2023 (the “Measurement Date”).
For 2023, our last completed fiscal year:
•
The annual total compensation of our median employee was $47,036.

•
The annual total compensation of our CEO, for purposes of the pay ratio and discussed below, was $12,480,845.

Based on this information for 2023, the ratio of the annual total compensation of our CEO to that of our median employee is 265:1. The annual total compensation of our CEO in 2023, calculated in accordance with the requirements of Item 402(c) of Regulation S-K, includes valuation of Performance Stock Units (PSUs) that were granted in 2023, as well as a portion of PSUs granted in 2022 due to the timing of establishment of the performance goals. Excluding this additional valuation related to PSUs granted to Mr. Gear in 2022, the annual total compensation for our CEO was $10,874,227 and the ratio of our CEO to that of our median employee is 231:1. We believe our CEO pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
To identify the median employee, as well as to determine the annual total compensation of the median employee, the methodology and the material assumptions and adjustments that we used were as follows:
•
As of the Measurement Date, our colleague population for purposes of calculating our pay comprised of 12,344 colleagues globally, excluding Mr. Gear, with approximately 23% of our colleague population located in the United States and 77% located outside of the United States.

•
We included all full-time and part-time colleagues worldwide, excluding Mr. Gear, except that, as permitted under the SEC rules, we utilized the de minimis exemption to exclude 393 colleagues, (approximately 3.1% of our colleague population), comprised of all of our colleagues in the countries listed in the table below:

Chile (12)	Columbia (11)	Egypt (1)
Hungary (4)	Malaysia (319)	Mexico (35)
Philippines (3)	South Africa (4)	Turkey (4)

•
Consequently, 11,951 colleagues were considered in identifying our median employee.

•
To identify the median employee from our colleague population, we compared the base pay plus target cash bonus of our colleagues, as reported in our centralized human resource system, on the Measurement Date, as these are the primary compensation elements for most of our colleagues. We did not make any cost-of-living adjustments in identifying the median employee.

•
Using this methodology, we determined that the median employee was a full-time hourly worker in the United States.

•
With respect to the annual total compensation of the median employee, we calculated the colleague’s compensation for 2023 in accordance with the requirements of Item 402(c) of Regulation S-K, resulting in an annual total compensation of $47,036.

SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Clarivate 2024 Proxy Statement
PAY VERSUS PERFORMANCE
The following table sets forth the compensation for each of our Chief Executive Officers during 2023 and the average compensation for our other named executive officers, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” (“CAP”) to such individuals, as defined under SEC rules, for each of 2023, 2022, 2021 and 2020. The table also provides information on our cumulative TSR, the cumulative TSR of our peer group, Net Income and Adjusted EBITDA (our company-selected measure) over such years in accordance with SEC rules.
Fiscal Year	Summary Compensation Table Total for First PEO(1)	Compensation Actually Paid to First PEO(5)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to Second PEO(5)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On:		Net Income/(Loss)(4)	Adjusted EBITDA
							Total Shareholder Return	Peer Group Total Shareholder Return(3)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	12,480,845	10,581,866	N/A	N/A	5,681,879	5,657,922	55.12	191.27	(986,600,000)	1,117,200,000
2022	8,375,608	5,440,653	4,538,176	(2,164,082)	2,645,158	(226,183)	49.64	148.65	(4,035,600,000)	1,112,700,000
2021	5,322,010	N/A	5,322,010	2,815,100	4,404,432	3,903,063	140.00	188.32	(311,956,000)	800,400,000
2020	20,672,203	N/A	20,672,203	17,397,284	2,584,121	5,873,874	176.85	131.74	(350,625,000)	486,600,000
(1)
The first PEO is Jonathan Gear and the second PEO is Jerre Stead. Mr. Stead became Chairman Emeritus of the Board on October 21, 2022 and receives no compensation for this position.

(2)
The 2023 NEOs are: Jonathan Collins, Bar Veinstein, Henry Levy and Gordon Samson. The 2022 NEOs are: Jonathan Collins, Steen Lomholt-Thomsen, Gordon Samson and Stefano Maestri; the 2021 NEOs are Jonathan Collins, Steen Lomholt-Thomsen, Gordon Samson, Mukhtar Ahmed, Richard Hanks and Jeff Roy; the 2020 NEOs are Richard Hanks, Mukhtar Ahmed, Jeff Roy and Stephen Hartman.

(3)
Our TSR peer group is the peer group used for purposes of the “stock performance graph” in Clarivate’s 10-K and consists of the following companies: FactSet Research Inc., Gartner Inc., Moody’s Corporation, MSCI Inc., S&P Global Inc. and Verisk Analytics, Inc.

(4)
Our 2022 net income (loss), as reported under US GAAP, includes a goodwill impairment of $4.4 billion.

(5)
The following tables show what adjustments were made to the summary compensation table total to calculate CAP for 2023. We paid no dividends during 2023 and thus no adjustments were made on account of dividend payments. CAP does not reflect the actual amount of compensation earned by or paid to the PEOs and our other NEOs during the applicable year. For information regarding the decisions made by our HRCC in regard to the PEOs’ and our other NEOs’ compensation for fiscal year 2023, see “Compensation Discussion and Analysis”, above.

Fiscal Year	Summary Compensation Table Total for First PEO	Exclusion of Stock Awards & Option Awards	Year End Fair Value of Unvested Equity Granted During the Current Year (a)	Change in Fair Value of Prior Awards that Vested During the Current Year (b)	Change in Fair Value of Prior Awards that Remained Unvested at End of Current Year (c)	Fair Value at Vest of Awards Granted and Vested During the Current Year (d)	Prior Year End Fair Value of Prior Awards that Forfeited During the Current Year (e)	Inclusion of Equity Values (a) + (b) + (c) +(d) – (e)	Compensation Actually Paid to First PEO
2023	12,480,845	(10,579,343)	7,986,586	381,419	312,359	—	—	8,680,364	10,581,866
Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards & Option Awards	Year End Fair Value of Unvested Equity Granted During the Current Year (a)	Change in Fair Value of Prior Awards that Vested During the Current Year (b)	Change in Fair Value of Prior Awards that Remained Unvested at End of Current Year (c)	Fair Value at Vest of Awards Granted and Vested During the Current Year (d)	Prior Year End Fair Value of Prior Awards that Forfeited During the Current Year (e)	Inclusion of Equity Values (a) + (b) + (c) +(d) – (e)	Average Compensation Actually Paid to Non-PEO NEOs
2023	5,681,879	(4,643,233)	4,422,657	147,349	49,270	—	—	4,619,276	5,657,922

Clarivate 2024 Proxy Statement
The following graphs represent the relationship between CAP for the PEOs and average CAP of the non-PEO NEOs and company performances in cumulative TSR, Net Income and Adjusted EBITDA, the customer selected measure; and between the company’s cumulative TSR and the peer group cumulative TSR.

Clarivate 2024 Proxy Statement

Company TSR Versus Peer Group TSR
250
200
150
100
50
-
Value of $100 Investment From 12/31/2019
177
188
191
140
149
132
100
50
55
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
Company TSR
Peer Group TSR

The following is an unranked list of the performance measures we have determined as our most important performance measures used to link CAP to our NEOs to company performance in the most recently complete fiscal year.
•
Revenue

•
Free Cash Flow

•
Adjusted EBITDA

•
Adjusted Diluted EPS

•
Relative TSR

Clarivate 2024 Proxy Statement
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We follow processes and policies, including our written policy on related person transactions that are designed to detect and, if appropriate, approve and disclose any transaction that would constitute a “related person transaction” under SEC rules. Such transactions would include material transactions and transactions involving an amount exceeding $120,000 in which any Clarivate directors, nominees for director, executive officers, greater than five percent shareholders or any of their respective immediate family members or affiliates, or the employers of any of them, has a direct or indirect material interest.
Our Board of Directors has delegated the responsibility for reviewing related person transactions to the Audit Committee. To support this process, each year we solicit internal disclosure of any transactions between Clarivate and its directors and officers, their immediate family members, and their affiliated entities and employers, including the nature of each transaction and the amount involved.
The Audit Committee annually reviews and evaluates such information for each director as part of its assessment of each director’s independence.
In addition, all directors, officers, and employees of Clarivate are governed by the Clarivate Code of Conduct, which requires individuals to act in the best interest of Clarivate and avoid or seek approval for conflicts of interest. Individuals are responsible for identifying conflicts of interest as soon as they arise and contacting our Compliance team prior to engaging in the conduct if they are unsure whether such relationship or transaction poses a conflict.
If the Audit Committee were presented with a proposed related party transaction, it would evaluate the relevant facts and circumstances and either approve or disapprove it. Factors would include the terms of the transaction relative to the terms that could be obtained in arm’s length dealings with an unrelated party, the extent of the related party’s interest in the transaction, the conflicts of interest (if any) and the provisions of the Clarivate Code of Conduct and whether the transaction meets any of the criteria for pre-approval.
Transactions Involving Related Persons (dollar amounts in thousands)
Assumed Finance Lease
On December 1, 2021, Clarivate completed the acquisition of ProQuest from CIG and certain other equity holders. As part of the acquisition, Clarivate assumed a Finance lease in which CIG is the lessor. Mr. Snyder serves as Chief Executive Officer of CIG. For the year ended December 31, 2023, Clarivate recognized interest expense of $2,100 and amortization of Finance lease right of use (“ROU”) asset of $500. The Finance lease ROU asset of $8,000 is shown on Clarivate’s financial statements and the corresponding lease liability of $30,300 is treated as indebtedness.
Vendor and Customer Arrangement
Mr. Snyder is affiliated with a Clarivate vendor and customer. During the year ended December 31, 2023, the Company recognized revenues, net of $1,400 and incurred expenses of $4,900 related to such vendor and customer arrangement. As of December 31, 2023, the Company had receivables outstanding of $300 related to such arrangement.

Clarivate 2024 Proxy Statement
SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL GENERAL MEETING
Shareholder Proposals Eligible for Inclusion in the Company’s Proxy Statement
A shareholder wishing to present a proposal to be included in our Proxy Statement for the 2025 Annual General Meeting of Shareholders must comply with these instructions and the proxy proposal submission rules of the SEC. One important requirement is that the proposal be received by the Secretary of Clarivate no later than November 25, 2024. Proposals we receive after that date will not be included in the Proxy Statement for the 2025 Annual General Meeting. We urge shareholders to submit proposals by registered or certified mail, return receipt requested, to:
Clarivate Plc
Attention: Secretary
70 St. Mary Axe
London EC3A 8BE
United Kingdom
You may obtain a copy of the current rules for submitting shareholder proposals through the SEC’s website at www.sec.gov or from the SEC at:
Securities and Exchange Commission
Division of Corporation Finance
100 F Street, NE
Washington, DC 20549
Shareholder Proposals Not Eligible for Inclusion in the Company’s Proxy Statement
A shareholder proposal not included in our proxy statement for the 2025 Annual General Meeting will be ineligible for presentation at the 2025 Annual General Meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary of Clarivate at the principal executive offices of Clarivate and complies with the requirements of our Articles of Association, which are summarized below.
A proposal may be properly brought before an annual general meeting by any shareholder of the Company who is a shareholder of record on both the date of the giving of the notice by such shareholder provided for in the Articles of Association and the record date for the determination of shareholders entitled to vote at such annual general meeting, and who complies with the notice and other procedures set forth in the Articles of Association, which are summarized below. Please see our Articles of Association for the full procedures.
Shareholder Proposals Other Than Director Nominations
The Articles of Association set forth requirements for shareholders wishing to propose business other than the nomination of directors at an annual general meeting. An eligible shareholder who follows these procedures is not entitled to have their proposal included in the Company’s Proxy Statement and therefore would be required to solicit their own proxies in accordance with any applicable laws and rules.
To be timely, such shareholder’s notice must be delivered to the Secretary of the Company at the principal executive offices of the Company no earlier than January 7, 2025 and no later than February 6, 2025, unless the 2025 Annual General Meeting occurs on a date more than 30 days earlier or later than the 2024 Annual General Meeting. In that case, the Board will determine a date a reasonable period prior to the 2025 Annual General Meeting by which the shareholder’s notice must be delivered and publicize that date in a filing with the SEC or via press release at least 14 days prior to the date set by the board.
To be in proper written form, in summary, a shareholder’s notice to the Company must set forth as to such matter such shareholder proposes to bring before the annual general meeting, among other things:

Clarivate 2024 Proxy Statement
•
a reasonably brief description of the business desired to be brought before the annual general meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual general meeting;

•
the name and address, as they appear on the Company’s Register of shareholders, of the shareholder proposing such business and any Associated Person (as defined below);

•
the class or series and number of shares of the Company that are held of record or are beneficially owned by such shareholder or any Associated Person and any derivative positions held or beneficially held by the shareholder or any Associated Person;

•
whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder or any Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Associated Person with respect to any securities of the Company;

•
any material interest of the shareholder or an Associated Person in such business, including a reasonably detailed description of all agreements, arrangements and understandings between or among any of such shareholders or between or among any proposing shareholders and any other person or entity (including their names) in connection with the proposal of such business by such shareholder; and

•
a statement as to whether such shareholder or any Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law and the rules of the Designated Stock Exchange to carry the proposal.

An Associated Person of any shareholder includes:
•
any affiliate (as defined in the Articles of Association) of, or person acting in concert with, such shareholder;

•
any beneficial owner of shares of the Company owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made; and

•
any person controlling, controlled by or under common control with a person referred to in the preceding two bullets.

Shareholder’s Nomination of a Director
The Articles of Association also set forth requirements for shareholders wishing to nominate directors. An eligible shareholder who follows these procedures is not entitled to have their nomination included in the Company’s Proxy Statement and therefore would be required to solicit their own proxies in accordance with any applicable laws and rules.
In summary, for a nomination for election of a director to be made by a shareholder of the Company (other than directors to be nominated by any series of preferred shares, voting separately as a class), or nominations made pursuant to a contract with the Company, such shareholder must, among other things:
•
be a shareholder of record on both the date of the giving of the notice by such shareholder provided for in the Articles of Association and the record date for the determination of shareholders entitled to vote at such annual general meeting,

•
on each such date beneficially own more than 15% of the issued ordinary shares and

•
have given timely notice thereof in proper written form to the Secretary of the Company.

If a shareholder is entitled to vote only for a specific category of Directors at a meeting of the shareholders, such shareholder’s right to nominate one or more persons for election as a Director at the meeting shall be limited to such category of Directors.

Clarivate 2024 Proxy Statement
To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the meeting; provided, that if less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.
To be in proper written form, in summary, a shareholder’s notice to the Secretary must set forth, among other things:
•
as to each nominating shareholder:

•
the information about the shareholder and its Associated Persons specified above under “Shareholder Proposals Other Than Director Nominations;” and

•
any other information relating to such shareholder that would be required to be disclosed pursuant to any applicable law and rules of the SEC or of the NYSE; and

•
as to each person whom the shareholder proposes to nominate for election as a director:

•
all information that would be required if such nominee was a nominating shareholder, as described above, except such information shall also include the business address and residence address of the person;

•
the principal occupation or employment of the person;

•
all information relating to such person that is required to be disclosed in solicitations of proxies for appointment of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor provisions thereto, and any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of the SEC or of the NYSE; and

•
a description of all direct and indirect compensation and other material monetary arrangements and understandings during the past three years, and any other material relationship, between or among any nominating shareholder and its affiliates and associates, on the one hand, and each proposed nominee, his respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the Exchange Act if such nominating shareholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with the rules of the NYSE.

Clarivate 2024 Proxy Statement
OTHER MATTERS
The Board does not know of any other business that will be presented at the Annual General Meeting. If any other business is properly brought before the Annual General Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions. We urge you to submit your signed proxy promptly.
BY ORDER OF THE BOARD OF DIRECTORS
Melanie D. Margolin
Secretary
March 25, 2024
Our Annual Report for the year ended December 31, 2023 has been mailed with this Proxy Statement.
You may also review that document and all exhibits on our website (http://ir.clarivate.com).
We will provide printed copies of exhibits to the Annual Report but will charge a reasonable fee per page to any requesting shareholder. Send that request in writing to Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom, Attention: Investor Relations.
The request must include a representation by the shareholder that as of our Record Date, March 8, 2024, the shareholder was entitled to vote at the Annual General Meeting.

Clarivate 2024 Proxy Statement
APPENDIX A
Non-GAAP Financial Metrics
Non-GAAP financial metrics are one basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures are useful for investors for the same reasons, these measures are not a substitute for GAAP financial measures or disclosures. Below, we provide reconciliations of these non-GAAP financial metrics to the corresponding, most closely related GAAP measure.
Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA is presented because it is a basis upon which our management assesses our performance, and we believe it is useful for investors to understand the underlying trends of our operations. Adjusted EBITDA represents net income (loss) before the Provision (benefit) for income taxes, Depreciation and amortization, and Interest expense, net adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency gains/losses, restructuring expenses, non-operating income and/or expense, the impact of certain non-cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in Net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Revenues, net.
Our presentation of Adjusted EBITDA and Adjusted EBITDA Margin should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that our projections and estimates will be realized in their entirety or at all. In addition, because of these limitations, Adjusted EBITDA should not be considered as a measure of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations.
The following table presents our calculation of Adjusted EBITDA and Adjusted EBITDA Margin for the years ended December 31, 2023 and 2022 and reconciles these measures to our Net loss for the same periods:
	Year Ended December 31,
(in millions)	2023	2022
Net income (loss) attributable to ordinary shares	$(986.6)	$(4,035.6)
Dividends on preferred shares	75.4	75.4
Net income (loss)	(911.2)	(3,960.2)
Provision (benefit) for income taxes	(101.3)	(28.9)
Depreciation and amortization	708.3	710.5
Interest expense, net	293.7	270.3
Transaction related costs(1)	8.2	14.2
Share-based compensation expense	108.9	102.2
Gain on sale from divestitures	—	(278.5)
Goodwill and intangible asset impairments	979.9	4,449.1
Restructuring and other impairments	40.0	66.7
Fair value adjustment of warrants	(15.9)	(206.8)
Other(2)	6.6	(25.9)
Adjusted EBITDA	$1,117.2	$1,112.7
Adjusted EBITDA Margin	42.5%	41.8%

(1)
Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and includes advisory, legal, and other professional and consulting costs.

(2)
Primarily reflects the net impact of foreign exchange gains and losses related to the re-measurement

Clarivate 2024 Proxy Statement
of balances and other items that do not reflect our ongoing operating performance. 2023 also includes a $49.4 gain on legal settlement.
Adjusted Net Income and Adjusted Diluted EPS
Adjusted Net Income is calculated using Net income (loss), adjusted to exclude acquisition and/or disposal-related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization, and interest income and expense from the divested business), amortization related to acquired intangible assets, share-based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency gains/losses, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and the income tax impact of any adjustments.
We use Adjusted Net Income and Adjusted diluted EPS in our analysis of our financial performance, and we believe Adjusted Net Income and Adjusted diluted EPS are meaningful measures of our performance because they adjust for items that do not directly affect our ongoing operating performance in the period.
We calculate Adjusted Diluted EPS by using Adjusted Net Income divided by Adjusted diluted weighted average shares for the period. The Adjusted diluted weighted average shares assumes that all instruments in the calculation are dilutive.
The following table presents our calculation of Adjusted Net Income and Adjusted Diluted EPS for the years ended December 31, 2023 and 2022 and reconciles these measures to our Net income (loss) and EPS for the same periods:
	Year Ended December 31,		Year Ended December 31,
(in millions)	2023	2023	2022	2022
Net income (loss) attributable to ordinary shares, diluted	$(986.6)	$(1.47)	$(4,233.2)	$(6.24)
Change in fair value of private placement warrants	—	—	197.6	0.29
Net income (loss) attributable to ordinary shares	(986.6)	(1.47)	(4,035.6)	(5.95)
Dividends on preferred shares	75.4	0.11	75.4	0.11
Net income (loss) and EPS	(911.2)	(1.36)	(3,960.2)	(5.84)
Transaction related costs(1)	8.2	0.01	14.2	0.02
Share-based compensation expense	108.9	0.16	102.2	0.15
Amortization related to acquired intangible assets	564.3	0.84	579.6	0.85
Goodwill and intangible asset impairments	979.9	1.46	4,449.1	6.56
Restructuring and other impairments	40.0	0.06	66.7	0.10
Fair value adjustment of warrants	(15.9)	(0.02)	(206.8)	(0.30)
Other(2)	6.6	(0.06)	(304.4)	(0.52)
Income tax impact of related adjustments	(181.7)	(0.27)	(112.4)	(0.17)
Adjusted net income and Adjusted diluted EPS	$599.1	$0.82	$628.0	$0.85
Adjusted weighted-average ordinary shares (Diluted)	731.3		737.1

(1)
Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and includes advisory, legal, and other professional and consulting costs.

(2)
Primarily reflects the net impact of foreign exchange gains and losses related to the re-measurement of balances and other items that do not reflect our ongoing operating performance. 2023 also includes a $49.4 gain on legal settlement.

Clarivate 2024 Proxy Statement
Free Cash Flow
We use Free Cash Flow in our operational and financial decision-making and believe Free Cash Flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies, and other interested parties to measure the ability of a company to service its debt. Our presentation of Free Cash Flow should not be construed as a measure of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations.
We define Free Cash Flow as Net cash provided by (used for) operating activities less Capital expenditures.
The following table reconciles our non-GAAP Free Cash Flow measure to net cash provided by operating activities:
	Year Ended December 31,
(in millions)	2023	2022
Net cash provided by operating activities	$744.2	$509.3
Capital expenditures	(242.5)	(202.9)
Free Cash Flow	$501.7	$306.4

SCAN TO VIEW MATERIALS & VOTE CLARIVATE PLC 70 ST MARY AXE LONDON EC3A 8BE UNITED KINGDOM VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail your proxy card in the enclosed postage-paid return envelope no later than April 19, 2024 in order to allow sufficient time for us to receive your proxy card by mail. VOTE BY EMAIL You can also vote by email by sending a scanned PDF version of the original voted proxy card by email to AGM2024@clarivate.com. A proxy card sent to us by email must be received by us no later than 11:59 P.M. Eastern Time on May 3, 2024. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41329-P04636 KEEP THIS PORTION FOR YOUR RECORDS CLARIVATE PLC THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS; 1. Election of Directors Nominees: For Against Abstain 1a. Andrew Snyder 1b. Jonathan Gear THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3. For Against Abstain 1c. Valeria Alberola 1d. Michael Angelakis 1e. Jane Okun Bomba 1f. Usama N. Cortas 1g. Suzanne Heywood 1h. Adam T. Levyn 1i. Anthony Munk 1j. Wendell Pritchett 1k. Richard W. Roedel 2. APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. NOTE: This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all director nominees in Proposal 1 and "FOR" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. 1l. Saurabh Saha Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.CLARIVATE PLCAnnual General Meeting of Shareholders May 7, 2024 1:00 PM BST/8:00 AM EDTTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSThe undersigned hereby appoints Andrew Snyder, Jonathan Gear, Jonathan Collins and Melanie Margolin, and each of them, each with the power of substitution and power to act alone, as proxies to vote all the ordinary shares that the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Clarivate PLC to be held on May 7, 2024 or at any continuation, postponement or adjournment thereof.(Continued and to be signed on reverse side)